As filed with the Securities and Exchange Commission
                                                                 on June 2, 2003
                                                Securities Act File No. 33-57724
                                        Investment Company Act File No. 811-7458


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

      REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933           X
                                                                       ---




    Pre-Effective Amendment No.  __                                     __
    Post-Effective Amendment No. 15                                     X
                             ---                                       ---

                                        and


    REGISTRATION STATEMENT UNDER THE
    INVESTMENT COMPANY ACT OF 1940                                      X
                                                                       ---
         Amendment No. 18                                               X
                                                                       ---



                            Tweedy, Browne Fund Inc.
                            ------------------------
               (Exact name of Registrant as Specified in Charter)

                 350 Park Avenue, 9th Floor, New York, NY 10022
                 ----------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (212) 916-0600
                                                           --------------


Name and Address of Agent for Service:      Copies to:
M. Gervase Rosenberger, Esq.                Richard T. Prins, Esq.
Tweedy, Browne Company LLC                  Skadden, Arps, Slate, Meagher & Flom
350 Park Avenue, 9th Floor                  Four Times Square, 30th Floor
New York, NY 10022                           New York, NY  10036


   It is proposed that this filing will become effective:


         _____  immediately upon filing pursuant to paragraph (b), or
         _____  on _____________ pursuant to paragraph (b)
           X    60 days after filing pursuant to paragraph (a)(1), or
         _____  on _____________ pursuant to paragraph (a)(1)
         _____  75 days after filing pursuant to paragraph (a)(2)
         _____  on _____________ pursuant to paragraph (a)(2) of Rule 485

----------------------------------PROSPECTUS-----------------------------------



                                 AUGUST 1, 2003


                            TWEEDY, BROWNE FUND INC.

                        TWEEDY, BROWNE GLOBAL VALUE FUND

                       TWEEDY, BROWNE AMERICAN VALUE FUND

                                 350 PARK AVENUE
                               NEW YORK, NY 10022
                                 1-800-432-4789

                            WEB SITE: www.tweedy.com

     Both the Global Value Fund and the American Value Fund seek long-term capital growth by investing in equity securities.

     Tweedy, Browne Company LLC manages both Funds using a value investing style derived directly from the work of the late Benjamin Graham.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

                                                                          Page

Risk/Return Summary ......................................................   1
      Investment Objective ...............................................   1
      Principal Investment Strategies ....................................   1
      Principal Risks of Investment ......................................   2
      Smaller Companies ..................................................   2
      Foreign Securities .................................................   2
      Performance ........................................................   3
      Fees and Expenses ..................................................   5
The Funds' Investments ...................................................   6
      Investment Goals and Strategies ....................................   6
      Reducing Currency Risk Through Currency Hedging ....................   6
      Pursuit of Long-Term Capital Growth ................................   7
Management of the Funds ..................................................   7
Pricing of Fund Shares ...................................................   9

Transaction Information ..................................................  10
      Purchases ..........................................................  10

      Redemptions and Exchanges ..........................................  11
      Transaction Policies ...............................................  12

Distributions and Taxes ..................................................  14
Financial Highlights .....................................................  15
Privacy Information ......................................................  17

RISK/RETURN SUMMARY

     INVESTMENT OBJECTIVE. Each Fund seeks long-term capital growth.

     PRINCIPAL INVESTMENT STRATEGIES. The Global Value Fund invests primarily in foreign securities that the Adviser believes are undervalued but may invest in U.S. securities to a limited extent. The American Value Fund invests primarily in U.S. securities that the Adviser believes are undervalued but may invest in foreign securities to a limited extent.

     The Adviser seeks to construct a widely diversified portfolio of small, medium and large capitalization stocks from a variety of industries and, in the case of the Global Value Fund, a variety of countries.


     Value investing seeks to uncover stocks whose current market prices are at discounts (that is, undervalued) to the Adviser's estimate of their true or intrinsic value.


     The Funds' investment style derives from the work of the late Benjamin Graham. Most investments in the Funds' portfolios have one or more of the following investment characteristics:

     o    low stock price in relation to book value
     o    low price-to-earnings ratio
     o    low price-to-cash-flow ratio
     o    above average dividend yield
     o low price-to-sales ratio as compared to other companies in the same industry
     o    low corporate leverage
     o    low share price
     o purchases of a company's own stock by the company's officers and directors
     o    company share repurchases
     o a stock price that has declined significantly from its previous high price and/ or small market capitalization.


     Academic research and studies have indicated an historical statistical correlation between each of these investment characteristics and above average investment rates of return over long measurement periods. The Funds also seek to hedge back to the U.S. dollar their effective foreign currency exposure, based on the Adviser's judgment of such exposure after taking into account various factors, such as the source of the portfolio companies' earnings and the currencies in which their security trades.


     The Global Value Fund invests primarily in undervalued equity securities of foreign stock markets, but also invests on a more limited basis in U.S. equity securities when opportunities appear attractive. Investments in the Fund are focused for the most part in developed countries with only minor exposure to emerging markets. The Fund is diversified by issue, industry and country, and maintains investments in a minimum of five countries. Where practicable, the Global Value Fund seeks to reduce currency risk by hedging its effective foreign currency exposure back into the

U.S. dollar. The Global Value Fund is designed for long-term value investors who wish to focus their investment exposure on foreign stock markets of developed countries. This Fund is not appropriate for investors primarily seeking income.


     The American Value Fund invests at least 80% of its assets in undervalued U.S. equity securities, but also invests on a more limited basis in foreign equity securities when opportunities appear attractive. The Fund is diversified by issue and industry, and seeks to reduce currency risk on its foreign investments by hedging its effective foreign currency exposure back into the U.S. dollar. The American Value Fund is designed for long-term value investors who wish to focus their investment exposure on equity securities that are economically tied to the U.S. stock market. The Fund is not appropriate for investors primarily seeking income.


     The investment policy of the American Value Fund relating to the type of securities in which 80% of the Fund's assets must be invested may be changed by the Board of Directors without shareholder approval upon at least 60 days' notice.

     PRINCIPAL RISKS OF INVESTMENT. The Funds invest primarily in common stocks. Common stock represents a proportionate interest in the earnings and value of the issuing company. Therefore, a Fund participates in the success or failure of any company in which it owns stock. The market value of common stocks fluctuates significantly, reflecting the past and anticipated business performance of the issuing company, investor perception and general economic or financial market movements.


     You could lose money on your investment in a Fund or a Fund could under perform other investments.


     SMALLER COMPANIES. Both Funds invest to a significant extent in smaller companies. Smaller companies may be less well established and may have a more highly leveraged capital structure, less liquidity, a smaller investor base, greater dependence on a few customers and similar factors that can make their business and stock market performance susceptible to greater fluctuation. In general, the Adviser's investment philosophy and selection process favor companies that do not have capital structures that would be considered to be "highly leveraged" for a company in the same field.

     FOREIGN SECURITIES. While both Funds may invest in foreign securities, the Global Value Fund will do so to a far greater extent. Investing in foreign securities involves additional risks beyond those of investing in U.S. markets. These risks include:

     o changes in currency exchange rates, which can lower performance in U.S. dollar terms
     o exchange rate controls (which may include an inability to transfer currency from a given country)
     o    costs incurred in conversions between currencies
     o    less publicly available information

     o    different accounting standards
     o    greater market volatility
     o    delayed settlements
     o    difficulty in enforcing obligations in foreign countries
     o    less securities regulation
     o    unrecoverable withholding and transfer taxes
     o    war
     o    seizure
     o    political and social instability.


     The Funds' practice of hedging currency risk in foreign securities tends to make a Fund under perform a similar unhedged portfolio when the dollar is losing value against the local currencies in which the portfolio's investments are denominated.



     PERFORMANCE. The following graphs and tables illustrate how the Funds' returns vary over time and how they compare to relevant market benchmarks. The Adviser has chosen the Morgan Stanley Capital International ("MSCI") Europe, Australasia and Far East ("EAFE") Index, on both a hedged and unhedged basis, as the most relevant market benchmarks for the Global Value Fund. It has chosen the Standard & Poor's 500 Stock Index ("S&P 500 Index") as the most relevant market benchmark for the American Value Fund.


     The MSCI EAFE Index is a widely recognized, unmanaged index of common stocks traded in the leading foreign markets. The S&P 500 Index is an unmanaged capitalization-weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends. The Adviser does not attempt to mimic either index.

                          CALENDAR YEAR TOTAL RETURNS*

[Bar Charts]

      Global Value Fund                   American Value Fund

1995              10.70%                1995             36.21%
1996              20.23%                1996             22.45%
1997              22.96%                1997             38.87%
1998              10.99%                1998              9.59%
1999              25.28%                1999              2.00%
2000              12.39%                2000             14.45%
2001              (4.67)%               2001             (0.09)%
2002             (12.41)%               2002            (14.91)%


[*The 2003 year-to-date returns for the Global Value Fund and the American Value
  Fund through June 30, 2003 were --% and --%, respectively.]

                      GLOBAL VALUE FUND AMERICAN VALUE FUND

--------------------------------------------------------------------------------
                           Global Value Fund            American Value Fund
Best quarterly return.... 16.24% (4th quarter 1998)   15.66%  (2nd quarter 1997)
Worst quarterly return...(17.85) (3rd quarter 1998)  (17.42)  (3rd quarter 2002)
--------------------------------------------------------------------------------


                          AVERAGE ANNUAL TOTAL RETURN**
                       FOR PERIODS ENDED DECEMBER 31, 2002


                                                                            SINCE
                                                   ONE YEAR   FIVE YEAR   INCEPTION
-------------------------------------------------------------------------------------
GLOBAL VALUE FUND (INCEPTION 6/15/93)

Return Before Taxes.............................  (12.14)%      5.54%      10.44%
Return After Taxes on Distributions.............  (12.88)       3.83        8.80
Return After Taxes on Distributions and Sale
   of Fund Shares...............................   (7.22)       4.10        8.27
MSCI EAFE Index1 (in U.S. Dollars)..............  (15.94)      (2.13)       1.77
MSCI EAFE Index (Hedged)........................  (27.37)      (1.94)       3.83
AMERICAN VALUE FUND (INCEPTION 12/8/93)

Return Before Taxes.............................  (14.91)       1.69       10.59
Return After Taxes on Distributions.............  (15.42)        .82        9.73
Return After Taxes on Distributions and Sale
   of Fund Shares...............................   (8.89)       1.20        8.74
S&P 500 Stock Index2............................  (22.09)       4.40        9.31
-------------------------------------------------------------------------------------


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some instances, the "Return After Taxes on Distributions and Sale of Fund Shares"may be greater than "Return Before Taxes" because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The Funds' past performance, before and after taxes, is not an indication of how the Funds will perform in the future.

[**For the six month period ended June 30, 2003 (not annualized):

      Global Value Fund...........................................[______]
      MSCI EAFE Index1 (in U.S. Dollars)..........................[______]
      MSCI EAFE Index1 (Hedged)...................................[______]
      American Value Fund.........................................[______]
      S&P 500 Stock Index2........................................[______]]

------------
      1MSCI EAFE Index is an unmanaged index representing the change in market capitalizations of Europe, Australasia, and the Far East (EAFE) stock markets, including dividends reinvested monthly, net after foreign withholding taxes. The Index figures do not reflect any deduction for fees, expenses or taxes.

      2The S&P 500 is an unmanaged capitalization weighted index composed of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and over-the-counter market and includes the reinvestment of dividends. The Index figures do not reflect any deduction for fees, expenses or taxes.


     FEES AND EXPENSES. This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.

                                                   GLOBAL VALUE   AMERICAN VALUE
                                                       FUND            FUND
--------------------------------------------------------------------------------
SHAREHOLDER FEES

(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
   Maximum sales charge (load) imposed on
      purchases (as a percentage of offering price)....None          None
   Maximum deferred sales charge (load) (as a
      percentage of offering price)....................None          None


REDEMPTION FEE (AS A PERCENTAGE OF AMOUNT REDEEMED)....2%            NONE
(IMPOSED ON REDEMPTIONS OR EXCHANGES MADE WITHIN 60 DAYS
OF PURCHASE)


ANNUAL FUND OPERATING EXPENSES (FOR YEAR ENDED 3/31/03)

(EXPENSES DEDUCTED FROM FUND ASSETS)

   Management fees.....................................1.25%         1.25%
   Distribution (12b-1) and/or service fees............None          None
   Other expenses......................................0.12          0.11
   Total annual fund operating expenses................1.37          1.36

     EXAMPLE. This example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds. The example assumes that:

     o    You invest $10,000 in each Fund for the time periods indicated;
     o    Your investment earns a 5% return each year; and
     o    The Funds' operating expenses remain the same.

     Although your actual costs may be higher or lower, under these assumptions your costs would be:

                                                   GLOBAL VALUE   AMERICAN VALUE
                                                       FUND            FUND
--------------------------------------------------------------------------------
One Year       .................................     $  139          $  138

Three Years    .................................        434             431

Five Years     .................................        750             745
Ten Years      .................................      1,646           1,635
--------------------------------------------------------------------------------


THE FUNDS' INVESTMENTS


     INVESTMENT GOALS AND STRATEGIES. Each of the Funds pursues the investment goal of long-term capital growth. This goal may be changed for either Fund without shareholder approval. In selecting investments for the Funds, the Adviser employs a value investing style. Value investing seeks to uncover stocks whose current market prices are at discounts to the Adviser's estimate of their true or intrinsic values. The Adviser purchases stock at discounts to its estimate of this true or intrinsic value. Like a credit analyst reviewing a loan application, the Adviser wants collateral value in the form of assets and/or earning power that is substantially greater than the cost of the investment.

     REDUCING CURRENCY RISK THROUGH CURRENCY HEDGING. Both the Global Value Fund's and the American Value Fund's share price will tend to reflect the movements of the different securities markets in which they are invested and, to the degree not hedged, the foreign currencies in which investments are denominated. The Funds may use a variety of currency hedging techniques, including forward currency contracts, to manage exchange rate risk. The Adviser believes the use of these instruments will benefit the Funds. Possible losses from changes in currency exchange rates are primarily a risk of investing unhedged in foreign stocks. While a stock may perform well on the London Stock Exchange, if the pound declines against the dollar, gains can disappear or become losses if the inherent investment in the pound, through ownership of a British stock, is not hedged back to the U.S. dollar. Currency fluctuations are often more extreme than stock market fluctuations. In the more than thirty-five years in which Tweedy, Browne has been investing, the S&P 500 has declined on a calendar year basis more than 20% only once, in 1974. By contrast, both the dollar/pound and the dollar/deutsche mark relationships have moved more than 20% on numerous occasions. In the last twenty years, there was a four to five year period, during 1979-1984, when the U.S. dollar value of British, French, German and Dutch currencies declined by 45% to 58%. Accordingly, the strength or weakness of the U.S. dollar against these foreign currencies may account for part of the Funds' investment performance although both the Global Value Fund and the American Value Fund intend to minimize currency risk through hedging activities. Although hedging against currency exchange rate changes reduces the risk of loss from exchange rate movements, it also reduces the ability of the Funds to gain from favorable exchange rate movements when the U.S. dollar declines against the currencies in which the Funds' investments are denominated and in some interest rate environments may impose out-of-pocket costs on the Funds.

     PURSUIT OF LONG-TERM CAPITAL GROWTH. The Managing Directors of Tweedy, Browne believe that there are substantial opportunities for long-term capital growth from professionally managed portfolios of securities selected from foreign and domestic equity markets. Investments in the Global Value Fund will focus on those developed markets around the world where Tweedy, Browne believes value is more abundant. Investments in the American Value Fund will focus on those issues in the U.S. market that Tweedy, Browne believes will provide greater value. With both Funds, Tweedy, Browne will consider all market capitalization sizes for investment with the result that a significant portion of the two portfolios may be invested in smaller (generally under $1 billion) and medium (up to $5 billion) capitalization companies. Tweedy, Browne believes smaller and medium capitalization companies can provide enhanced long-term investment results in part because the possibility of a corporate acquisition at a premium may be greater than with large, multinational companies.

     Under normal circumstances, both Funds will attempt to stay fully invested in stocks, including common stock, preferred stock, securities representing the right to acquire stock (such as convertible debentures, options and warrants), and depository receipts for securities. The Funds may also invest in debt securities although for each Fund income is an incidental consideration. Although the Global Value Fund will invest primarily in foreign securities, for temporary defensive purposes, the Fund may invest solely in U.S. securities. During such a period the Fund may not achieve its investment objective.

MANAGEMENT OF THE FUNDS

     The Funds' investment adviser is Tweedy, Browne Company LLC, a successor to Tweedy & Co. founded in 1920. Tweedy, Browne has managed assets since 1968 and currently manages approximately $7.3 billion in client funds, including approximately $4.9 billion in accounts that are considered foreign or global. Tweedy, Browne is located at 350 Park Avenue, New York, NY 10022. Tweedy, Browne has extensive experience in selecting undervalued stocks in U.S. domestic equity markets, first as a market maker, then as an investor and investment adviser. Tweedy, Browne has invested outside the United States since 1983 and utilizes the same principles of value investing it has applied to U.S. securities for thirty-five years.


     The Adviser seeks to reduce the risk of permanent capital loss, as contrasted to temporary stock price fluctuation, through both diversification and application of its stock selection process, which includes assessing and weighing quantitative and qualitative information concerning specific companies.


     The current Managing Directors and retired principals and their families, as well as employees of Tweedy, Browne, have more than $447 million in portfolios combined with or similar to client portfolios, including approximately $39 million in the Global Value Fund and $28.9 million in the American Value Fund.


     Tweedy, Browne manages the daily investment and business affairs for the Funds, subject to oversight by the Board of Directors. For the fiscal year ended March 31, 2003, Tweedy, Browne received investment advisory fees from the Global Value Fund of 1.25%, and from the American Value Fund of 1.25%, of average daily net assets.

     Tweedy, Browne's Management Committee, which consists of Christopher Browne, William Browne and John Spears, manages the day-to-day operations of Tweedy, Browne and, together with Managing Director Thomas Shrager, makes all investment management decisions. The members of the Management Committee have been working together at Tweedy, Browne for more than twenty years.

     The following is a brief biography of each of the Managing Directors of Tweedy, Browne, including positions held by each for the past five years:

     Christopher H. Browne has been with the Adviser since 1969 and is a member of the firm's Management Committee. He is a Managing Director of Tweedy, Browne Company LLC, and is on the Board of Directors of Tweedy, Browne Fund Inc. Mr. Browne is a Trustee of the University of Pennsylvania and sits on the Executive Committee of its Investment Board. He is also a Trustee and a member of The Council of The Rockefeller University. He also serves on the Faculty Advisory Committee of the Kennedy School at Harvard University's program in behavioral finance. He is a frequent speaker on behavioral psychology and financial decision making as it relates to international investing. Mr. Browne holds a B.A. degree from the University of Pennsylvania.

     William H. Browne has been with the Adviser since 1978 and is a member of the firm's Management Committee. He is a Managing Director of Tweedy, Browne Company LLC, and is an officer of Tweedy, Browne Fund Inc. Additionally, he is a Trustee of Colgate University. Mr. Browne holds the degrees of B.A. from Colgate University and M.B.A. from Trinity College in Dublin, Ireland.

     John D. Spears joined the Adviser in 1974 and is a member of the firm's Management Committee. He is a Managing Director of Tweedy, Browne Company LLC, and is an officer of Tweedy, Browne Fund Inc. Previously, he had been in the investment business for five years with Berger, Kent Associates; Davic Associates; and Hornblower & Weeks-Hemphill Noyes & Co. Mr. Spears studied at the Babson Institute of Business Administration, Drexel Institute of Technology and the University of Pennsylvania -- The Wharton School.

     Thomas H. Shrager has been associated with the Adviser since 1989 and is a Managing Director of Tweedy, Browne Company LLC. Previously he had worked in mergers and acquisitions at Bear, Stearns, and as a consultant for Arthur D. Little. He received a B.A. and a Masters in International Affairs from Columbia University.


     Robert Q. Wyckoff, Jr. has been associated with the Adviser since 1991, and is a Managing Director of Tweedy, Browne Company LLC and an officer of Tweedy, Browne Fund Inc. Prior to joining the Investment Adviser, he held positions with Bessemer Trust, C.J. Lawrence, J&W Seligman, and Stillrock Management. He received a B.A. from Washington & Lee University, and a J.D. from the University of Florida School of Law.


     Tweedy, Browne utilizes a portion of its assets to pay all or a portion of the charges of various programs that make shares of the Funds available to their customers. Subject to tax limitations and approval by the Funds' Board of Directors, each of the Funds pays a portion of these charges representing savings of expenses the Funds would otherwise incur in maintaining shareholder accounts for those who invest in the Funds through these programs.

PRICING OF FUND SHARES

     Purchases and redemptions, including exchanges, are made at the net asset value per share next calculated after the transfer agent is considered to have received the transaction request. The Funds value their assets based on market value except that assets that are not readily marketable are valued at fair value under procedures adopted by the Board of Directors. Each Fund will usually send redemption proceeds within one business day following the request, but may take up to seven days. The Funds' Administrator determines net asset value per share as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally 4:00 p.m. eastern time) on each day the NYSE is open for trading. Since many of the securities owned by the Global Value Fund trade on foreign exchanges that trade on weekends or other days when the Global Value Fund does not price its shares, the value of the Fund's assets may change on days when you are unable to purchase or redeem shares.

TRANSACTION INFORMATION

     Dislike forms and instruction manuals? Call 1-800-432-4789 and press 2; we will help you complete the forms and make it easier to invest in the Funds.

PURCHASES

     You can purchase shares of either Fund without 12b-1 fees or sales charges of any kind. If you need assistance or have any questions, please call shareholder services at 1-800-432-4789, Press 2 between 9:00 a.m. and 5:00 p.m. eastern time. Monday through Friday. Each Fund reserves the right to reject any purchase order

o OPENING AN ACCOUNT           MINIMUM INVESTMENT: $2,500; IRAs, $500

Make checks payable to the Fund you are purchasing. An account cannot be opened without a completed and signed account application.

     BY MAIL. Send your completed, signed account application and check to:
Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

     BY WIRE. First, call shareholder services at 1-800-432-4789, Press 2 to get information you need to establish an account and to submit a completed, signed application. Then contact your bank to arrange wire transfer to the Funds' transfer agent. Your bank will need to know:

     o    the name and account number from which you will wire money
     o    the amount you wish to wire
     o the name(s) of the account holder(s) exactly as appearing on your application
     o    ABA wire instructions, as follows:

      GLOBAL VALUE FUND
Boston Safe Deposit & Trust Co.
Boston, MA
Account of Tweedy, Browne
  Global Value Fund
Account #138-517
ABA #011001234
For further credit to [name(s) of the
account holder(s) and account
number given to you by shareholder services]
For further credit to [name(s) of the account holder(s) and account number given to you by shareholder services]

      AMERICAN VALUE FUND

Boston Safe Deposit & Trust Co.
Boston, MA
Account of Tweedy, Browne
  American Value Fund
Account #138-517
ABA #011001234
For further credit to [name(s) of the account holder(s) and account number given to you by shareholder services]

Shareholder Services                   800-432-4789 and Press 2
Daily NAV Prices                       800-432-4789 and Press 2
For Special Assistance
in Opening a New Account               800-432-4789 AND PRESS 2
FUND INFORMATION KIT                   800-432-4789 AND PRESS 1
WEB SITE:                              WWW.TWEEDY.COM

o PURCHASING ADDITIONAL SHARES MINIMUM INVESTMENT: $200

Make checks payable to the Fund you are purchasing.

     BY MAIL. Send a check with an investment slip or letter indicating your account number and the Fund you are purchasing to: Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

     BY WIRE. Follow the wire procedures listed above under "Opening an Account-- By Wire."

     BY TELEPHONE. Call shareholder services at 1-800-432-4789, Press 2 before the close of the NYSE to purchase at the share price on that day. Your investment is limited to four times the value of your account at the time of the order. Payment for your order (by check or wire) must include the order number given to you when the order was placed. If payment is not received within three business days, the order will be cancelled and you will be responsible for any loss resulting from this cancellation.

     BY AUTOMATED CLEARING HOUSE ("ACH"). Once you have established ACH for your account, you may purchase additional shares via ACH by calling shareholder services at 1-800-432-4789, Press 2. To establish ACH, please see "Transaction Policies -- ACH" below.

REDEMPTIONS AND EXCHANGES


     You can redeem or exchange shares of either Fund without fees or sales charges. However, for the Global Value Fund, there is a redemption fee of 2% of your purchase price for redemptions or exchanges made within 60 days of purchase. You can exchange shares from one Fund to the other after five days. Each Fund reserves the right to reject any exchange order.


     BY TELEPHONE. Call shareholder services at 1-800-432-4789, Press 2 to request redemption or exchange of some or all of your Fund shares. The telephone privilege must be authorized on your account application, or see "Transaction Policies -- by Telephone" below. You can request that redemption proceeds be mailed to your address of record or, if previously established, sent to your bank account via wire or ACH. For information on establishing ACH or authorizing wire redemptions, please see "Transaction Policies" below.

     BY MAIL. Send your redemption or exchange instructions to: Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406-1212.

Your instructions must be signed exactly as the account is registered and must include:


     o    your name
     o    the Fund and account number from which you are redeeming or exchanging
     o    the number of shares or dollar value to be redeemed or exchanged
     o    the Fund into which you are exchanging your shares.
     If you wish to redeem or exchange $25,000 or more or you request that redemption proceeds be paid to or mailed to persons other than the account holder(s) of record, you must have a medallion signature guarantee from an eligible guarantor (a notarized signature is not sufficient). You can obtain a medallion signature guarantee from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution which is participating in a medallion program recognized by the Securities Transfer Association. The three recognized medallion programs are Securities Transfer Agents Medallion Program (STAMP), Stock Exchanges Medallion Program
(SEMP) and New York Stock Exchange, Inc. Medal lion Signature Program (NYSE
MSP). Signature guarantees from financial institutions which are not participating in one of these programs will not be accepted. A notary public cannot provide a signature guarantee.

     The Funds may be required to "freeze" your account if there appears to be suspicious activity or if account information matches information on a government list of known terrorists or other suspicious persons.

     REDEMPTIONS IN KIND. If market conditions exist that make cash payments undesirable, either Fund may honor any request to redeem more than $250,000 within a three-month period by making payment in excess of that amount entirely or partially in securities. This is known as a redemption-in-kind. The securities given in payment are selected by the Fund and are valued the same way as for calculating the Funds' net asset value. If payment is made in securities, you would incur trading costs in converting the securities to cash.


     INVOLUNTARY REDEMPTIONS. To reduce expenses, each Fund reserves the right to sell your shares and close your non-retirement account if the value of your account falls below the applicable minimum. The Funds will give you 30 days' notice before your shares are sold. That gives you an opportunity to purchase enough shares to raise your account value to the appropriate minimum to avoid closing the account.

TRANSACTION POLICIES

     BY CHECK. If you purchase shares of either Fund with a check that does not clear, your purchase will be cancelled and you will be responsible for any loss resulting from this cancellation. Purchases made by check are not available for redemption or exchange until the purchase check has cleared, which may take up to seven business days. Checks must be drawn on or payable through a U.S. bank or savings institution and must be payable to the Fund.

     BY ACH. You can designate a bank account to electronically transfer money via ACH for investment in either Fund. Additionally, you can designate a bank account to receive redemption proceeds from either Fund via ACH. Your bank must be a member of ACH. To establish ACH for your account in either Fund, which requires two weeks, complete the Systematic Purchase and Redemption Form and send it to Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406-1212. Money sent via ACH takes two business days to clear.

     BY TELEPHONE. The Funds and transfer agent employ procedures to verify that telephone transaction instructions are genuine. If they follow these procedures, they will not be liable for any losses resulting from unauthorized telephone instructions. You can establish telephone transaction privileges on your account by so indicating on your account application. If you wish to add telephone transaction privileges to your account after it has been opened, send a letter, signed by each account holder, to Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005 or for overnight delivery, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406-1212.


     REDEMPTION FEES. The Global Value Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment programs and create significant additional transaction costs that are borne by all shareholders. For these reasons, the Fund assesses a 2% fee on redemptions (including exchanges) of Fund shares held for less than 60 days.

     Redemption fees are paid to the Global Value Fund to help offset transaction costs and to protect the Fund's long-term shareholders. The Fund will use the "first-in, first-out" (FIFO) method to determine the 60-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 60 days, the fee will be charged. The fee does not apply to any shares purchased through reinvested distributions (dividends and capital gains).

     The Global Value Fund reserves the right to waive redemption fees at the Fund account level to omnibus or similar accounts of certain pre-approved broker-dealers, banks and other institutions who have a program of charging such fees to their account holders and remitting the proceeds to the Fund. The Fund also reserves the right to modify or terminate the redemption fee program, including to expand or reduce investors eligible for waivers.

DISTRIBUTIONS AND TAXES


     Each Fund declares and pays dividends and distributions at least annually. Div idends and distributions are paid in additional shares of the same Fund unless you elect to receive them in cash. Dividends and distributions are taxable whether you receive cash or additional shares. Redemptions and exchanges of shares are taxable events on which you may recognize a gain or loss.

TYPE OF DISTRIBUTION                      FREQUENCY   FEDERAL TAX STATUS

--------------------------------------------------------------------------------

Dividends from net investment income      annual      taxable as ordinary or
                                                      dividend income

Distributions of short-term capital gain  annual      taxable as ordinary income
Distributions of long-term capital gain   annual      taxable as capital gain
--------------------------------------------------------------------------------

     Generally, you should avoid investing in a Fund shortly before an expected dividend or distribution. Otherwise, you may pay taxes on amounts that basically consist of a partial return of your investment. Every January, each Fund will send you information about its dividends and distributions made during the previous calendar year. Accounts such as IRAs, 401(k) plans, or other retirement accounts are not subject to taxes on annual distributions paid by the Funds. You should consult your tax adviser about particular federal, state, local and other taxes that may apply to you.


     A more complete discussion of the tax rules applicable to the Fund and its shareholders can be found in the Statement of Additional Information that is incorporated by reference into this prospectus. Shareholders are urged to consult their tax advisers regarding specific questions as to the U.S. federal, foreign, state, local income or other taxes.

                              FINANCIAL HIGHLIGHTS

     These Financial Highlights tables are to help you understand the Funds' financial performance. The information has been audited by Ernst & Young LLP, independent auditors, whose reports thereon appears in the Funds' Annual Report.

                        TWEEDY, BROWNE GLOBAL VALUE FUND

               (For a Fund share outstanding throughout each year)


                                            YEAR           YEAR          YEAR             YEAR             YEAR
                                           ENDED           ENDED         ENDED            ENDED            ENDED
                                          3/31/03         3/31/02       3/31/01          3/31/00          3/31/99
                                         ---------       ---------     ---------        ---------        ---------
Net asset value, beginning of year......  $  19.79       $  19.52       $  21.10         $  18.08         $  18.98
                                         ---------       ---------     ---------        ---------        ---------
Income from investment operations:

Net investment income...................      0.19           0.22           0.22             0.23             0.23
Net realized and unrealized gain
on investments..........................     (5.07)          0.56           0.92             3.64             0.24
                                         ---------       ---------     ---------        ---------        ---------
    Total from investment operations....     (4.88)          0.78           1.14             3.87             0.47
                                         ---------       ---------     ---------        ---------        ---------
DISTRIBUTIONS:
  Dividends from net investment income..     (0.20)         (0.18)         (0.21)           (0.26)           (0.38)
  Distributions from net realized gains      (0.27)         (0.33)         (2.23)           (0.59)           (0.99)
  Distributions in excess of net
  realized gains........................        --             --          (0.28)              --               --
                                         ---------       ---------     ---------        ---------        ---------
    Total distributions.................     (0.47)         (0.51)         (2.72)           (0.85)           (1.37)
                                         ---------       ---------     ---------        ---------        ---------
Net asset value, end of year............  $  14.44       $  19.79       $  19.52         $  21.10         $  18.08
                                         =========       =========     =========        =========        =========
Total return(a).........................  (24.86)%          4.22%          5.17%            21.68%            3.03%
                                         =========       =========     =========        =========        =========
Ratios/Supplemental Data:
Net assets, end of year (in 000s)....... $ 3,736,624    $ 4,624,399   $ 3,661,512      $ 3,236,504      $ 2,589,574

Ratio of operating expenses to average
  net assets............................      1.37%         1.37%          1.38%             1.38%            1.41%
Ratio of net investment income to
  average net assets....................      1.17%         1.22%          1.06%             1.10%            1.26%
Portfolio turnover rate.................         8%            7%            12%               16%              23%

-----------------
(a) Total return represents aggregate total return for the periods indicated.

                              FINANCIAL HIGHLIGHTS

                       TWEEDY, BROWNE AMERICAN VALUE FUND
               (For a Fund share outstanding throughout each year)


                                                YEAR          YEAR          YEAR          YEAR         YEAR
                                                ENDED         ENDED        ENDED         ENDED         ENDED
                                               3/31/03       3/31/02      3/31/01       3/31/00       3/31/99
                                              ---------     ---------    ---------     ---------     ---------
Net asset value, beginning of year..........  $  24.08      $  23.95     $  21.87       $  22.40     $  23.04
                                              ---------     ---------    ---------     ---------     ---------
Income from investment operations:

Net investment income (a)...................      0.13          0.06         0.11           0.27         0.12
Net realized and unrealized gain (loss) on
  investments...............................     (5.21)         1.05         3.15           0.01        (0.37)
                                              ---------     ---------    ---------     ---------     ---------
    Total from investment operations........     (5.08)         1.11         3.26           0.28        (0.25)
                                              ---------     ---------    ---------     ---------     ---------
DISTRIBUTIONS:

  Dividends from net investment income......     (0.10)        (0.08)       (0.10)         (0.28)       (0.14)
  Distributions from net realized gains.....     (0.37)        (0.90)       (1.08)         (0.53)       (0.25)
                                              ---------     ---------    ---------     ---------     ---------
    Total distributions.....................     (0.47)        (0.98)       (1.18)         (0.81)       (0.39)
                                              ---------     ---------    ---------     ---------     ---------
Net asset value, end of year................  $  18.53      $  24.08     $  23.95       $  21.87     $  22.40
                                              =========     =========    =========     =========     =========
Total return(b).............................    (21.16)%        4.75%       14.81%          1.24%       (1.09)%
                                              =========     =========    =========     =========     =========
Ratios/Supplemental Data:
Net assets, end of year (in 000s)...........   $659,884      $971,230     $960,403     $ 905,938     $1,078,214
Ratio of operating expenses to average
  net assets(c).............................     1.36%          1.36%        1.36%         1.37%        1.39%(c)
Ratio of net investment income to average
  net assets................................     0.59%          0.23%        0.40%         1.13%        0.55%(a)
Portfolio turnover rate.....................        8%             6%          10%           19%          16%

-----------------
(a) Net investment income for a Fund share outstanding, before the waiver of fees by the investment adviser and/or administrator and/or custodian for the year ended March 31, 1999 was $0.12.
(b) Total return represents aggregate total return for the periods indicated.
(c) Annualized expense ratios before the waiver of fees by the investment adviser and/or administrator and/or custodian for the year ended March 31, 1999 was 1.40%.

                               PRIVACY INFORMATION

     As required by the Securities and Exchange Commission and the Federal Trade Commission, the Privacy Policy below explains our handling of the information that we have in our records that is personal and private to you. It reiterates our commitment to keeping that information private.

INFORMATION WE COLLECT

     In the course of doing business with you, we collect nonpublic information about you from the following sources:

     o Information we receive from you on applications or other forms, such as your social security number, personal financial information, occupation, and birth date;

     o Information about your transactions with us, our affiliates, or others such as payment history, account balance, assets, and past transactions; and

     o Information we collect from you through you account inquiries by mail, e- mail, or telephone.

DISCLOSURE OF INFORMATION TO NONAFFILIATED THIRD PARTIES

     We do not disclose any nonpublic personal information about our customers or former customers to any nonaffiliated third parties, except with prior consent or as permitted by law. Disclosures permitted by law include information to our service providers, such as transfer agents, custodians, shareholder communications firms, technology consultants and clearing firms. As a rule, we only provide this information to those entities whose services are necessary for us to properly fulfill our investment services to you. We only share with these service providers the information they need to provide these services and they are required to use this information only to provide the services.

DISCLOSURE OF INFORMATION TO AFFILIATES

     Tweedy, Browne Company LLC, its mutual funds and partnerships share information with each other about their customers and former customers and may use this information to market their products and services to you in a manner they are confident does not impinge upon your privacy. In addition, for internal accounting, record keeping, and auditing purposes, we may from time to time share limited information relating to your account with our holding company affiliate, which uses the information solely for the above-mentioned purposes. Neither we nor our holding company affiliate shares any of this information with any other affiliates.

SECURITY STANDARDS

     We maintain physical, electronic, and procedural safeguards to ensure the integrity and confidentiality of your nonpublic personal information in the manner described above.

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                       THIS PAGE INTENTIONALLY LEFT BLANK

                               INVESTMENT ADVISER
                           Tweedy, Browne Company LLC
                                 350 Park Avenue
                               New York, NY 10022

                                    THE FUNDS
                            Tweedy, Browne Fund Inc.
                                  c/o PFPC Inc.
                                  P.O. Box 9805
                            Providence, RI 02940-8005
                                 www.tweedy.com

                              FOR MORE INFORMATION

If you want more information about the Funds, the following documents are available upon request:

     o Annual/Semi-annual Reports -- Additional information about the Funds' investments is available in the annual and semi-annual reports to shareholders. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

     o Statement of Additional Information (SAI) -- The SAI provides more detailed information about the Funds and is incorporated into this prospectus by reference.

     You can request free copies of reports and SAI, request other information and discuss your questions about the Funds by contacting your financial adviser or the Funds at: Tweedy, Browne Fund Inc., c/o PFPC Inc., P.O. Box 9805, Providence, RI 02940-8005, or for overnight delivery, c/o PFPC Inc., 760 Moore Road, King of Prussia, PA 19406-1212, or by telephone at 800-432-4789, Press 2.

     You can review the Funds' reports and SAI at the Public Reference Room of the Securities and Exchange Commission and on the SEC's Web site
(http://www.sec.gov). You can obtain copies for a fee by writing or calling the Public Reference Room, Washington, DC 20549-6009; 800-SEC-0330.

                            TWEEDY, BROWNE FUND INC.
                          350 Park Avenue, NY, NY 10022
                                  800-432-4789



Investment Company
Act File No. 811 -- 7458

                        TWEEDY, BROWNE GLOBAL VALUE FUND

                       TWEEDY, BROWNE AMERICAN VALUE FUND

                                EACH A SERIES OF

                            TWEEDY, BROWNE FUND INC.




                       STATEMENT OF ADDITIONAL INFORMATION


                                 August 1, 2003

This Statement of Additional Information is not itself a Prospectus and should be read in conjunction with the Prospectus of Tweedy, Browne Global Value Fund and Tweedy, Browne American Value Fund also dated July 31, 2003, as amended from time to time. Copies of the current Prospectus may be obtained without charge by writing to Tweedy, Browne Global Value Fund and/or Tweedy, Browne American Value Fund, P.O. Box 9805, Providence, Rhode Island 02940-8005 or by calling 800-432-4789.

                                TABLE OF CONTENTS

                                                                           Page

Investment Objectives and Policies.....................................     3

Investment Restrictions................................................    20


Management of the Company and the Funds................................    21


Investment Advisory and Other Services.................................    24

Control Persons and Principal Holders of Securities....................    28

Dividends, Distributions and Taxes.....................................    34

Brokerage Allocation and Other Practices and Brokerage Commissions.....    38

Net Asset Value........................................................    40


Performance Information................................................    42


Additional Information.................................................    45

Appendix A.............................................................   A-1

                       INVESTMENT OBJECTIVES AND POLICIES


     Tweedy, Browne Fund Inc., a Maryland corporation of which Tweedy, Browne Global Value Fund (the "Global Fund") and Tweedy, Browne American Value Fund (the "American Fund") (collectively, the "Funds") are separate series, is referred to herein as the "Company." The Company is a no-load, open-end, management investment company which continuously offers and redeems its shares. The Company is a company of the type commonly known as a mutual fund. The Funds are diversified series of the Company. Tweedy, Browne Company LLC is the investment adviser of the Global Fund and the American Fund and is referred to herein as "Tweedy, Browne" or the "Adviser."


     The Funds' objectives and policies, except as otherwise stated, are not fundamental and may be changed without shareholder votes. The Global Fund seeks long-term growth of capital by investing throughout the world in a diversified portfolio consisting primarily of marketable equity securities that the Adviser believes are undervalued. The American Fund seeks long-term growth of capital by investing at least 80% of its assets in U.S. securities that the Adviser believes are undervalued. Both Funds are permitted to invest in debt securities. There can be no assurance that the Funds will achieve their respective objectives.

     Academic research and studies have indicated an historical statistical correlation between each of these investment characteristics and above average investment rates of return over long measurement periods. The Funds also seek to hedge back to the U.S. dollar their effective foreign currency exposure, based on the Adviser's judgment of such exposure after taking into account various factors, such as the source of the portfolio companies earnings and the currencies in which their security trades.

RISKS OF THE FUNDS


GLOBAL FUND. The Global Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a globally oriented portfolio, according to the Fund's objective and policies, and is designed for long-term investors who can accept international investment risk. Investment in shares of the Global Fund is not intended to provide a complete investment program for an investor. The Global Fund expects to invest primarily in foreign securities although investments in U.S. securities are permitted and will be made when opportunities in U.S. markets appear attractive. The Global Fund may also invest in debt instruments, although income is an incidental consideration. Tweedy, Browne believes that allocation of assets on a global basis decreases the degree to which events in any one country, including the United States, will affect an investor's entire investment holdings. As with any long-term investment, the value of the Global Fund's shares when sold may be higher or lower than when purchased.


     Investors should recognize that investing in foreign securities involves certain special risks, including those set forth below, which are not typically associated with investing in U.S. securities and which may favorably or unfavorably affect the Global Fund's performance. As foreign companies are not generally subject to uniform standards, practices and requirements with respect to accounting, auditing and financial reporting to the same degree as are domestic companies, there may be less or less helpful publicly available information about a foreign company than about a domestic company. Many foreign securities markets, while growing in volume of trading activity, have substantially less volume than the U.S. market, and securities of most foreign issuers are less liquid and more volatile than securities of comparably sized domestic issuers. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and volatility of price is often greater than in the United States. Further, foreign markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Global Fund are uninvested and no return is earned thereon. The inability of the Global Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to the Global Fund due to subsequent declines in value of the portfolio security. Fixed commissions on some foreign securities exchanges and bid to asked spreads in some foreign bond markets are higher than negotiated commissions on U.S. exchanges and bid to asked spreads in the U.S. bond market. Further, the Global Fund may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts.

     In foreign countries, there is generally less government supervision and regulation of business and industry practices, securities exchanges, securities traders, brokers and listed companies than in the United States. It may be more difficult for the Global Fund's agents to keep currently informed about corporate actions such as stock dividends or other matters which may affect the prices of portfolio securities. Communications between the United States and foreign countries are often less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. In addition, with respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, at any particular time, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Adviser seeks to mitigate the risks associated with the foregoing risks through continuous professional management.

     These risks generally are more of a concern in developing countries, inasmuch as their economic systems are generally smaller and less diverse and mature and their political systems less stable than those in developed countries. The Funds seek to mitigate the risks associated with these risks through diversification and active professional management. Depository receipts are utilized to make investing in a particular foreign security more convenient for U.S. investors. Depository receipts that are not sponsored by the issuer may be less liquid and there may be less readily available public information about the issuer.

     Investments in foreign securities usually will involve currencies of foreign countries. Because of the risks discussed above, the value of the assets of the Global Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversions between various currencies. Although the Global Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Global Fund will engage in currency conversions when it shifts holdings from one country to another. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Global Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer. The Global Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward or futures contracts (or options thereon) to purchase or sell foreign currencies. The Global Fund may, for hedging purposes, purchase foreign currencies in the form of bank deposits.

     Because the Global Fund may be invested in both U.S. and foreign securities markets, changes in the Fund's share price may have a low correlation with movements in the U.S. markets. The Global Fund's share price will tend to reflect the movements of both the different stock and bond markets in which it is invested and, to the extent it is unhedged, of the currencies in which the investments are denominated; the strength or weakness of the U.S. dollar against foreign currencies may account for part of the Fund's investment performance. Foreign securities such as those purchased by the Global Fund may be subject to foreign government taxes which could reduce the yield on such securities, although a shareholder of the Fund may, subject to certain limitations, be entitled to claim a credit or deduction for U.S. federal income tax purposes for his or her proportionate share of such foreign taxes paid by the Fund (see "Dividends, Distributions and Taxes"). U.S. and foreign securities markets do not always move in step with each other, and the total returns from different markets may vary significantly. The Global Fund invests in many securities markets around the world in an attempt to take advantage of opportunities wherever they may arise.


AMERICAN FUND. The American Fund is intended to provide individual and institutional investors with an opportunity to invest a portion of their assets in a domestic equity portfolio, according to the Fund's objective and policies and is designed for long-term investors who can accept domestic investment risk. The American Fund will invest at least 80% of its assets in U.S. securities, primarily undervalued equity securities, although it may allocate up to 20% of its portfolio assets to foreign securities when Tweedy, Browne believes that economic conditions warrant foreign investment. The Fund may also invest in debt instruments, although income is an incidental consideration. Tweedy, Browne believes that a value oriented investment strategy offers investors profitable investment in undervalued domestic equity securities whose prices may be below intrinsic worth, private market value or previously high stock prices. As with any long-term investment, the value of the American Fund's shares when sold may be higher or lower than when purchased.


     The investment policy of the American Fund relating to the type of securities in which 80% of the Fund's assets must be invested is measured only at the time of investment and may be changed by the Board of Directors without shareholder approval. Shareholders will, however, receive at least 60 days' notice of any change.

     Investments in a fund which purchases value-oriented stocks as its guiding principle involve special risks. The equity capitalization of the United States is the largest in the world comprising more than one-third of the Morgan Stanley Capital International (MSCI) World Index. The American Fund offers investors the opportunity to invest in a diversified portfolio of primarily domestic undervalued securities whose market price may be well below the stock's intrinsic value.

     The American Fund cannot guarantee a gain or eliminate the risk of loss. The net asset value of the American Fund's shares will tend to increase or decrease with changes in the value of U.S. equity markets. To the extent the American Fund invests in foreign securities, comparable risk factors discussed above with regard to the Global Fund will apply. There is no assurance that the American Fund's objectives will be achieved. Investment in shares of the American Fund is not intended to provide a complete investment program for an investor.

INVESTMENTS AND INVESTMENT TECHNIQUES


DEPOSITORY RECEIPTS. The Global Fund may purchase American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") (collectively, "Depository Receipts"). ADRs are typically issued by a U.S. bank or trust company to evidence ownership of underlying securities issued by a foreign corporation. EDRs and GDRs are typically issued by foreign banks or trust companies, although they also may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Generally, Depository Receipts in registered form are designed for use in the U.S. securities market and Depository Receipts in bearer form are designed for use in securities markets outside the United States. Depository Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted.

Depository Receipts may be issued pursuant to sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of Depository Receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information from an issuer that has participated in the creation of a sponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between such information and the market value of the Depository Receipts. Depository Receipts also involve the risks of other investments in foreign securities, as discussed below. For purposes of the Global Fund's investment policies, the Global Fund's investments in Depository Receipts will be deemed to be investments in the underlying securities.


REPURCHASE AGREEMENTS. Both the Global Fund and the American Fund may enter into repurchase agreements with member banks of the Federal Reserve System, any foreign bank or with any domestic or foreign broker/dealer which is recognized as a reporting government securities dealer, if the creditworthiness of the bank or broker/dealer has been determined by the Adviser to be at least as high as that of other obligations the Funds may purchase.

     A repurchase agreement provides a means for each Fund to earn income on funds for periods as short as overnight. It is an arrangement under which the purchaser (i.e., one of the Funds) acquires a debt security ("Obligation") and the seller agrees, at the time of sale, to repurchase the Obligation at a specified time and price. Securities subject to a repurchase agreement are held in a segregated account and the value of such securities is kept at least equal to the repurchase price (plus any interest accrued if interest will be paid in cash) on a daily basis. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price upon repurchase. In either case, the income to the Fund is unrelated to the interest rate on the Obligation itself. Obligations will be physically held by the Fund's custodian or in the Federal Reserve Book Entry system.

     For purposes of the Investment Company Act of 1940, as amended (the "1940 Act"), a repurchase agreement is deemed to be a loan from the Fund to the seller of the Obligation subject to the repurchase agreement. It is not clear whether a court would consider the Obligation purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of the commencement of bankruptcy or insolvency proceedings with respect to the seller of the Obligation before repurchase of the Obligation under a repurchase agreement, a Fund may encounter delay and incur costs before being able to sell the security. Delays may involve loss of interest or decline in price of the Obligation. Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. It is possible that the Fund will be unsuccessful in seeking to enforce the seller's contractual obligation to deliver additional securities.

ILLIQUID SECURITIES. Each Fund may invest a portion of its assets in illiquid securities. Disposition of illiquid securities often takes more time than for more liquid securities, may result in higher selling expenses and may not be able to be made at desirable prices or at the prices at which such securities have been valued by the Fund. No more than 15% of a Fund's assets will be invested in illiquids.

FIXED INCOME OBLIGATIONS. Each Fund may also invest without limitation in fixed income obligations including cash equivalents (such as bankers' acceptances, certificates of deposit, commercial paper, short-term government and corporate obligations and repurchase agreements) for temporary defensive purposes when the Adviser believes market conditions so warrant and for liquidity.

DEBT SECURITIES. Both the Global Fund and the American Fund may also invest in non-convertible debt instruments of governments, government agencies, supranational agencies and companies when the Adviser believes the potential for appreciation will equal or exceed the total return available from investments in equity securities. These debt instruments will be predominantly investment-grade securities, that is, those rated Aaa, Aa, A or Baa by Moody's Investors Service, Inc. ("Moody's") or AAA, AA, A or BBB by Standard & Poor's Ratings

Services, a division of McGraw-Hill Companies, Inc. ("S&P") or those of equivalent quality as determined by the Adviser. Each Fund may not invest more than 15% of its total assets in debt securities rated below Baa by Moody's, or below BBB by S&P or deemed by the Adviser to be of comparable quality. Securities rated below BBB or Baa are typically referred to as "junk bonds" and have speculative characteristics.

HIGH YIELD, HIGH RISK SECURITIES. Both Funds may also invest up to 15% of net assets in securities rated lower than the foregoing and in non-rated securities of equivalent credit quality in the Adviser's judgment. The Funds may invest in debt securities which are rated as low as C by Moody's or D by S&P. Securities rated D may be in default with respect to payment of principal or interest. Below investment-grade securities (those rated Ba and lower by Moody's and BB and lower by S&P) or non-rated securities of equivalent credit quality carry a high degree of risk (including a greater possibility of default or bankruptcy of the issuers of such securities), generally involve greater volatility of price, and may be less liquid, than securities in the higher rating categories and are considered speculative. The lower the ratings of such debt securities, the greater their risks render them like equity securities. See the Appendix to this Statement of Additional Information for a more complete description of the ratings assigned by ratings organizations and their respective characteristics.

     The prices of high yield, high risk securities are likely to be more sensitive to interest rate changes than higher-rated investments and more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress that would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield, high risk security owned by one of the Funds defaults, the Fund may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield, high risk securities and the Fund's net asset value. Yields on high yield, high risk securities will fluctuate over time. Furthermore, in the case of high yield, high risk securities structured as zero coupon or pay-in-kind securities, in as much as their market prices are likely to be affected to a greater extent by interest rate changes and thereby tend to be more volatile than market prices of securities which pay interest periodically and in cash.

     The trading market for high yield securities may be thin to the extent that there is no established retail secondary market or because of a decline in the value of such securities. A thin trading market may limit the ability of the Funds to value accurately high yield securities in the Funds' portfolios and to dispose of those securities. Adverse publicity and investor perceptions may decrease the values and liquidity of high yield securities. These securities may also involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

     It is the policy of the Adviser not to rely exclusively on ratings issued by established credit rating agencies, but to supplement such ratings with its own independent and on-going review of credit quality. If the rating of a portfolio security is downgraded by one or more credit rating agencies, the Adviser will determine whether it is in the best interest of a Fund to retain or dispose of such security.

ZERO COUPON AND STRUCTURED SECURITIES. The Funds may invest in zero coupon securities which pay no cash income and are sold at substantial discounts from their value at maturity although they currently have no intention to invest in such securities. When held from issuance to maturity, their entire income, which consists of accretion of discount, comes from the difference between the issue price and their value at maturity. Zero coupon securities are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities which make current cash distributions of interest. Structured securities, particularly mortgage-backed securities, are usually subject to some degree of prepayment risk which can vary significantly with various economic and market factors. Depending on the nature of the structured security purchased, a change in the rate of prepayments can have the effect of enhancing or reducing the yields to a Fund from such investment and expose the Fund to the risk that any reinvestment will be at a lower yield.

CONVERTIBLE SECURITIES. The Funds may invest in convertible securities, that is, bonds, notes, debentures, preferred stocks and other securities which are convertible into or exchangeable for another security, usually common stock. Investments in convertible securities can provide an opportunity for capital appreciation and/or income through interest and dividend payments by virtue of their conversion or exchange features.

     The convertible securities in which the Funds may invest are either fixed income or zero coupon debt securities which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions or scheduled changes in the exchange ratio. Convertible debt securities and convertible preferred stocks, until converted, have general characteristics similar to both debt and equity securities. Although to a lesser extent than with debt securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities typically changes as the market value of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so usually do not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock, although usually not as much as the underlying common stock.

     As debt securities, convertible securities are investments which provide for a stream of income (or in the case of zero coupon securities, accretion of income) with generally higher yields than common stocks. Of course, like all debt securities, there can be no assurance of income or principal payments because the issuers of the convertible securities may default on their obligations. Convertible securities generally offer lower yields than non-convertible securities of similar quality because of their conversion or exchange features.

     Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer, although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

OTHER RIGHTS TO ACQUIRE SECURITIES. The Funds may also invest in other rights to acquire securities, such as options and warrants. These securities represent the right to acquire a fixed or variable amount of a particular issue of securities at a fixed or formula price either during specified periods or only immediately prior to termination. These securities are generally exercisable at premiums above the value of the underlying security at the time the right is issued. These rights are more volatile than the underlying stock and will result in a total loss of a Fund's investment if they expire without being exercised because the value of the underlying security does not exceed the exercise price of the right.

DERIVATIVES, CURRENCY AND RELATED TRANSACTIONS. The Funds may, but are not required to, utilize various other investment strategies as described below to hedge various market risks (such as interest rates, currency exchange rates, and broad or specific equity or fixed-income market movements), to manage the effective maturity or duration of fixed-income securities, or to enhance potential gain. Such strategies are generally accepted by modern portfolio managers and are regularly utilized by many mutual funds and other institutional investors. Techniques and instruments may change over time as new instruments and strategies are developed or regulatory changes occur.

     In the course of pursuing these investment strategies, the Funds may purchase and sell exchange-listed and over-the-counter put and call options on securities, equity and fixed-income indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currencies or currency futures (collectively, all the above are called "Strategic Transactions"). Strategic Transactions may be used to attempt to protect against possible changes in the market value of securities held in or to be purchased for a Fund's portfolio resulting from securities markets or currency exchange rate fluctuations, to protect a Fund's unrealized gains in the value of its portfolio securities, to facilitate the sale of such securities for investment purposes, to manage the effective maturity or duration of a Fund's portfolio, or to establish a position in the derivatives markets as a temporary substitute for purchasing or selling particular securities. Some Strategic Transactions may also be used to enhance potential gain although no more than 5% of a Fund's assets will be committed to initial margin on instruments regulated by the Commodity Futures Trading Commission ("CFTC") in Strategic Transactions entered into for non-hedging purposes. Any or all of these investment techniques may be used at any time and there is no particular strategy that dictates the use of one technique rather than another, as use of any Strategic Transaction is a function of numerous variables including market conditions. A Fund's ability to benefit from these Strategic Transactions will depend on the Adviser's ability to predict pertinent market movements, which cannot be assured. Each Fund will comply with applicable regulatory requirements when implementing these strategies, techniques and instruments. Strategic Transactions involving financial futures and options thereon will be purchased, sold or entered into only for bona fide hedging, risk management or portfolio management purposes and not for speculative purposes.

     Strategic Transactions have risks associated with them including possible default by the other party to the transaction, illiquidity and, to the extent the Adviser's view as to certain market movements is incorrect, the risk that the use of such Strategic Transactions could result in losses greater than if they had not been used. Purchase of put and call options may result in losses to a Fund or limit the amount of appreciation a Fund can realize on its investments. The use of currency transactions can result in a Fund incurring losses as a result of a number of factors including the imposition of exchange controls, suspension of settlements, or the inability to deliver or receive a specified currency. The use of options and futures transactions entails certain other risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related portfolio position of a Fund creates the possibility that losses on the hedging instrument may be greater than gains in the value of a Fund's position. In addition, futures and options markets may not be liquid in all circumstances and certain over-the-counter options may have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses, if at all. Although the use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of a hedged position, at the same time they tend to limit any potential gain which might result from an increase in value of such position. Finally, the daily variation margin requirements for futures contracts would create a greater ongoing potential financial risk than would purchases of options, where the exposure is limited to the cost of the initial premium. Losses resulting from the use of Strategic Transactions would reduce net asset value, and possibly income, and such losses can be greater than if the Strategic Transactions had not been utilized.

GENERAL CHARACTERISTICS OF OPTIONS. Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below. In addition, many Strategic Transactions involving options require segregation of a Fund's assets in special accounts, as described below under "Use of Segregated and Other Special Accounts."

     A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the issuer the obligation to buy, the underlying security, commodity, index, currency or other instrument at the exercise price. For instance, a Fund's purchase of a put option on a security might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value by giving a Fund the right to sell such instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the issuer the obligation to sell, the underlying instrument at the exercise price. A Fund's purchase of a call option on a security, financial future, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase such instrument. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. The

Funds are authorized to purchase and sell exchange listed options and over-the-counter options ("OTC options"). Exchange listed options are issued by a regulated intermediary such as the Options Clearing Corporation ("OCC"), which guarantees the performance of the obligations of the parties to such options. The discussion below regarding exchange listed options uses the OCC as a paradigm, but is also applicable to other financial intermediaries.

     Each Fund's ability to close out its position as a purchaser or seller of an OCC or exchange listed put or call option is dependent, in part, upon the liquidity of the option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (i) insufficient trading interest in certain options; (ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities including reaching daily price limits; (iv) interruption of the normal operations of the OCC or an exchange; (v) inadequacy of the facilities of an exchange or OCC to handle current trading volume; or (vi) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although outstanding options on that exchange would generally continue to be exercisable in accordance with their terms.

     The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that cannot be reflected in the option markets.

     OTC options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct bilateral agreement with the Counterparty. In contrast to exchange listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

     Unless the parties provide for it, there is no central clearing or guaranty function in an OTC option. As a result, if the Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund may lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the Adviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the Counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The Funds will engage in OTC option transactions only with United States government securities dealers recognized by the Federal Reserve Bank of New York as "primary dealers," or broker dealers, domestic or foreign banks or other financial institutions which have received (or the guarantors of the obligation of which have received) a short-term credit rating of A-1 from S&P or P-1 from Moody's or an equivalent rating from any other nationally recognized statistical rating organization ("NRSRO").

     If a Fund sells (i.e., issues) a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments in its portfolio, or will increase the Fund's income. The sale of put options can also provide income.

     All calls sold by the Funds must be "covered" (i.e., the Fund must own the securities or futures contract subject to the calls) or must meet the asset segregation requirements described below as long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by one of the Funds exposes that Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument which it might otherwise have sold.

GENERAL CHARACTERISTICS OF FUTURES. The Funds may enter into financial futures contracts or purchase or sell put and call options on such futures as a hedge against anticipated interest rate, currency or equity market changes, for duration management and for risk management purposes. Futures are generally bought and sold on the commodities exchanges where they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by a Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or, with respect to index futures and Eurodollar instruments, the net cash amount). Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract and obligates the seller to deliver such position.

     The Funds' use of financial futures and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC and will be entered into only for bona fide hedging, risk management (including duration management) or other portfolio management purposes. Typically, maintaining a futures contract or selling an option thereon requires a Fund to deposit with a financial intermediary as security for its obligations an amount of cash or other specified assets (initial margin) which initially is typically 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets (variation margin) may be required to be deposited thereafter on a daily basis as the mark to market value of the contract fluctuates. The purchase of an option on financial futures involves payment of a premium for the option without any further obligation on the part of the purchaser. If one of the Funds exercises an option on a futures contract, it will be obligated to post initial margin (and potential subsequent variation margin) for the resulting futures position just as it would for any position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction but there can be no assurance that the position can be offset prior to settlement at an advantageous price, nor that delivery will occur.

     Neither Fund will enter into a futures contract or related option (except for closing transactions) if, immediately thereafter, the sum of the amount of its initial margin and premiums on open futures contracts and options thereon would exceed 5% of that Fund's total assets (taken at current value); however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation. The segregation requirements with respect to futures contracts and options thereon are described below.

OPTIONS ON SECURITIES INDICES AND OTHER FINANCIAL INDICES. The Funds also may purchase and sell call and put options on securities indices and other financial indices and in so doing can achieve many of the same objectives they would achieve through the sale or purchase of options on individual securities or other instruments. Options on securities indices and other financial indices are similar to options on a security or other instrument except that, rather than settling by physical delivery of the underlying instrument, they settle by cash settlement, i.e., an option on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the index upon which the option is based exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option (except if, in the case of an OTC option, physical delivery is specified). This amount of cash is equal to the excess of the closing price of the index over the exercise price of the option, which also may be multiplied by a formula value. The seller of the option is obligated, in return for the premium received, to make delivery of this amount. The gain or loss on an option on an index depends on price movements in the instruments making up the market, market segment, industry or other composite on which the underlying index is based, rather than price movements in individual securities, as is the case with respect to options on securities.

CURRENCY TRANSACTIONS. The Funds may engage in currency transactions with counterparties in order to hedge the value of portfolio holdings denominated in particular currencies against fluctuations in relative value. Currency transactions include forward currency contracts, exchange listed currency futures, exchange listed and OTC options on currencies, and currency swaps. A forward currency contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below. The Funds may enter into currency transactions with counterparties which have received (or the guarantors of the obligations of which have received) a credit rating of A-1 or P-1 by S&P or Moody's, respectively, or that have an equivalent rating from an NRSRO or (except for OTC currency options) are determined to be of equivalent credit quality by the Adviser.

     The Funds' dealings in forward currency contracts and other currency transactions such as futures, options, options on futures and swaps generally will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of a Fund, which will generally arise in connection with the purchase or sale of its portfolio securities or the receipt of income therefrom. Position hedging is entering into a currency transaction with respect to portfolio security positions denominated or generally quoted in that currency.

     The Funds generally will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held in its portfolio that are denominated or generally quoted in or currently convertible into such currency, other than with respect to proxy hedging as described below.

     The Funds may also cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which the Funds have or in which the Funds expect to have portfolio exposure.

     To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of portfolio securities, the Funds may also engage in proxy hedging. Proxy hedging is often used when the currency to which a Fund's portfolio is exposed is difficult to hedge or to hedge against the U.S. dollar. Proxy hedging entails entering into a forward contract to sell a currency whose changes in value are generally considered to be linked to a currency or currencies in which some or all of a Fund's portfolio securities are or are expected to be denominated, and to buy U.S. dollars. The amount of the contract would not exceed the value of the Fund's securities denominated linked currencies. For example, if the Adviser considers that the Hong Kong dollar is linked to the Euro, and a Fund holds securities denominated in Hong Kong dollars and the Adviser believes that the value of such dollars will decline against the U.S. dollar, the Adviser may cause the Fund to enter into a contract to sell Euro and buy U.S. dollars.

RISKS OF CURRENCY TRANSACTIONS. Currency transactions are subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These can result in losses to a Fund if it is unable to deliver or receive currency or funds in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures are subject to the same risks that apply to the use of futures generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures is relatively new, and the ability to establish and close out positions on such options is subject to the maintenance of a liquid market which may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country's economy. Currency transactions can result in losses to the Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, there is the risk that the perceived linkage between various currencies may not be present or may not be present during the particular time when a Fund is engaging in proxy hedging. If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below.

SHORT SALES. Each Fund may make short sales of securities traded on domestic or foreign exchanges. A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline. The Fund may make short sales to hedge positions, for duration and risk management, in order to maintain portfolio flexibility or to enhance income or gain.

     When a Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

     A Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other high grade liquid securities. The Fund will also be required to segregate similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which it borrowed the security regarding payment over any payments received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.

     If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

COMBINED TRANSACTIONS. Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts) and multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions ("component" transactions), instead of a single Strategic Transaction, as part of a single or combined strategy when, in the opinion of the Adviser, it is in the best interests of that Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Adviser's judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

SWAPS, CAPS, FLOORS AND COLLARS. Among the Strategic Transactions into which the Funds may enter are interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Funds anticipate purchasing at a later date. Each Fund intends to use these transactions as hedges and not as speculative investments and will not sell interest rate caps or floors where it does not own securities or other instruments providing the income stream the Fund may be obligated to pay. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values.

     The Funds will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors and collars are entered into for good faith hedging purposes, the Adviser and the Funds believe such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. Neither Fund will enter into any swap, cap, floor or collar transaction unless, at the time of entering into such transaction, the unsecured long-term debt of the counterparty, combined with any credit enhancements, is rated at least A by S&P or Moody's or has an equivalent rating from an NRSRO or is determined to be of equivalent credit quality by the Adviser. If there is a default by the counterparty, the Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps, floors and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

EURODOLLAR INSTRUMENTS. The Funds may make investments in instruments that are U.S. dollar-denominated futures contracts or options thereon which are linked to the London Interbank Offered Rate ("LIBOR"). Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Funds might use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many interest rate swaps and fixed income instruments are often linked.

RISKS OF STRATEGIC TRANSACTIONS OUTSIDE THE UNITED STATES. When conducted outside the United States, Strategic Transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. The value of such positions also could be adversely affected by:
(i) other complex foreign political, legal and economic factors; (ii) delays in a Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States; (iii) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States; and (iv) lower trading volume and liquidity.

USE OF SEGREGATED AND OTHER SPECIAL ACCOUNTS. Many Strategic Transactions, in addition to other requirements, require that the Funds segregate liquid assets with its custodian to the extent the Funds' obligations are not otherwise "covered" through ownership of the underlying security, financial instrument or currency. Liquid assets include equity and debt securities so long as they are readily marketable. The Adviser, subject to oversight by the Board of Directors, is responsible for determining and monitoring the liquidity of securities in segregated accounts on a daily basis. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of cash or liquid securities at least equal to the current amount of the obligation must be segregated with the custodian. The segregated account may consist of notations on the books of the custodian. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. For example, a call option written by a Fund will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid securities sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities which correlate with the index or to segregate liquid assets equal to the excess of the index value over the exercise price on a current basis. A put option written by a Fund requires the Fund to segregate liquid assets equal to the exercise price.

     A forward currency contract which obligates the Fund to buy or sell currency will generally require the Fund to hold an amount of that currency or securities denominated in that currency equal to the Fund's obligations or to segregate liquid assets equal to the amount of the Fund's obligations unless the contract is entered into to facilitate the purchase or sale of a security denominated in a particular currency or for hedging currency risks of one or more of a Fund's portfolio investments.

     OTC options entered into by the Funds, including those on securities, currency, financial instruments or indices and OCC issued and exchange listed options, will generally provide for cash settlement. As a result, when one of the Funds sells these instruments, the Fund will only segregate an amount of assets equal to its accrued net obligations, as there is no requirement for payment or delivery of amounts in excess of the net amount. These amounts will equal 100% of the exercise price in the case of a non cash-settled put, the same as an OCC guaranteed listed option sold by a Fund, or the in-the-money amount plus any sell-back formula amount in the case of a cash-settled put or call. In addition, when a Fund sells a call option on an index at a time when the in-the-money amount exceeds the exercise price, the Fund will segregate, until the option expires or is closed out, cash or cash equivalents equal in value to such excess. OCC issued and exchange listed options sold by the Funds other than those above generally settle with physical delivery, and the seller will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery, or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery.

     In the case of a futures contract or an option thereon, a Fund must deposit initial margin and possible daily variation margin in addition to segregating assets sufficient to meet its obligation to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. Such assets may consist of cash, cash equivalents, liquid debt or equity securities or other acceptable assets.

     With respect to swaps, the Funds will accrue the net amount of the excess, if any, of its obligations over its entitlements with respect to each swap on a daily basis and will segregate an amount of cash or liquid securities having a value equal to the accrued excess. Caps, floors, and collars require segregation of assets with a value equal to the Fund's net obligation, if any.

     Strategic Transactions may be covered by other means when consistent with applicable regulatory policies. In the case of portfolio securities which are loaned, collateral values of the loaned securities will be continuously maintained at not less than 100% by "marking to market" daily. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related options and Strategic Transactions. For example, a Fund could purchase a put option if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if the Fund held a futures or forward contract, it could purchase a put option on the same futures or forward contract with a strike price as high or higher than the price of the contract held. Other Strategic Transactions may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction no segregation is required, but if it terminates prior to such time, assets equal to any remaining obligation would need to be segregated.

     The Funds' activities involving Strategic Transactions may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), for qualification as a regulated investment company (see "Dividends, Distributions and Taxes").

BORROWING. The Global Fund and the American Fund each may borrow up to one-third of its total assets from banks for use in connection with Strategic Transactions, as a temporary measure for extraordinary or emergency purposes, in connection with clearance of transactions or to pay for redemptions. Except when borrowing in connection with Strategic Transactions, a Fund will not purchase any security when any borrowings are outstanding. The Funds' borrowings in connection with Strategic Transactions will be limited to the purchase of liquid high grade securities to post as collateral or satisfy segregation requirements with respect to such transactions. The Funds do not enter into any of such borrowings for the purpose of earning incremental returns in excess of borrowing costs from investments made with such funds.

LOANS OF PORTFOLIO SECURITIES AND RELATED RISKS. The Global Fund and the American Fund each may lend portfolio securities to broker-dealers and financial institutions provided: (1) the loan is secured continuously by collateral marked-to-market daily and maintained in an amount at least equal to the current market value of the securities loaned; (2) a Fund may call the loan at any time and receive the securities loaned; (3) a Fund will receive any interest or dividends paid on the loaned securities; and (4) the aggregate market value of securities loaned by a Fund will not at any time exceed 25% of the total assets of such Fund.


     Collateral will consist of U.S. government securities, cash equivalents, or irrevocable letters of credit. Loans of securities involve a risk that the borrower may fail to return the securities or may fail to maintain the proper amount of collateral. Therefore, a Fund will only enter into portfolio loans after a review by the Adviser, under the supervision of the Board of Directors, including a review of the creditworthiness of the borrower. Such reviews will be monitored on an ongoing basis.

                             INVESTMENT RESTRICTIONS

     The policies set forth below are fundamental policies of the Global Fund and the American Fund and may not be changed with respect to a Fund without approval of a majority of the outstanding voting securities of that Fund. As used in this Statement of Additional Information a "majority of the outstanding voting securities of a Fund" means the lesser of (1) 67% or more of the voting securities of such Fund present at such meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (2) more than 50% of the outstanding voting securities of the Fund.

               As a matter of fundamental policy, neither Fund may:

          1. borrow money, except to obtain liquid securities for use in connection with Strategic Transactions conducted by the Funds in connection with its portfolio activities or as a temporary measure for extraordinary or emergency purposes, in connection with the clearance of transactions or to pay for redemptions, in each case subject to applicable U.S. government limitations;

          2. purchase or sell real estate (other than securities representing interests in real estate or fixed income obligations directly or indirectly secured by real estate and other than real estate acquired upon exercise of rights under such securities) or purchase or sell physical commodities or contracts relating to physical commodities (other than currencies and specie to the extent they may be considered physical commodities) or oil, gas or mineral leases or exploration programs;

          3. act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

          4. make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt obligations may be deemed to be loans;

          5. issue senior securities, except as appropriate to evidence borrowings of money, and except that Strategic Transactions conducted by the Fund in connection with its portfolio activities are not considered to involve the issuance of senior securities for purposes of this restriction;

          6. purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the same industry; or


          7. with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except in each case securities issued or guaranteed by the U.S. government, its agencies or instrumentalities and securities of other investment companies.


         In addition, the Board of Directors has adopted the following policy (among others) which may be changed without a shareholder vote: neither Fund may invest more than 15% of its net assets in securities which are not readily marketable. These include securities subject to contractual or legal resale restrictions in their primary trading market (such as OTC options, including floors, caps, collars and swaps, securities of private companies and longer-term repurchase agreements).

         If a percentage restriction on investment or utilization of assets as set forth under "Investment Restrictions" above is adhered to at the time an investment is made, a later change in percentage resulting from changes in the value or the total cost of the Funds' assets will not be considered a violation of the restriction.

SHARE CERTIFICATES

         Due to the desire of the Funds to keep purchase and redemption of shares simple, generally, certificates will not be issued to indicate ownership in either of the Funds.


                     MANAGEMENT OF THE COMPANY AND THE FUNDS


INFORMATION ABOUT DIRECTORS AND OFFICERS


Information pertaining to the Directors and officers of the Company is set forth below. The Board of Directors oversees the Company's business and investment activities and is responsible for protecting the interests of the Funds' shareholders. The term "officer" means the president, vice president, secretary, treasurer, controller or any other officer who performs a policy making function.




-------------------------- ----------------- -------------------------------------- -------------- --------------------
                                                                                      NUMBER OF
                                                                                     PORTFOLIOS
                                                                                       IN FUND            OTHER
 NAME, ADDRESS, AGE AND     TERM OF OFFICE                                             COMPLEX        TRUSTEESHIPS/
POSITION(S) WITH COMPANY    AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING PAST    OVERSEEN BY   DIRECTORSHIPS HELD
                            TIME SERVED1                   5 YEARS                   DIRECTOR         BY DIRECTOR
-----------------------------------------------------------------------------------------------------------------------

                             DISINTERESTED DIRECTORS


-----------------------------------------------------------------------------------------------------------------------

-------------------------- ----------------- -------------------------------------- -------------- --------------------



                                       21




-------------------------- ----------------- -------------------------------------- -------------- --------------------
                                                                                      NUMBER OF
                                                                                     PORTFOLIOS
                                                                                       IN FUND            OTHER
 NAME, ADDRESS, AGE AND     TERM OF OFFICE                                             COMPLEX        TRUSTEESHIPS/
POSITION(S) WITH COMPANY    AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING PAST    OVERSEEN BY   DIRECTORSHIPS HELD
                             TIME SERVED1                   5 YEARS                   DIRECTOR         BY DIRECTOR
-------------------------- ----------------- -------------------------------------- -------------- --------------------


Paul F. Balser                 2 years       Partner, Ironwood Partners, LLC              2        Director,
Ironwood Partners                            (private equity investments), since                   Stillwell
420 Lexington Avenue                         December, 2001; Partner, Generation                   Financial, Inc.;
New York, NY 10170                           Partners (private equity                              Director,
Age: 61, Director                            investments).                                         The Carbide/
                                                                                                   Graphite Group,
                                                                                                   Inc.; Director,
                                                                                                   Janus Capital Group

-------------------------- ----------------- -------------------------------------- -------------- --------------------

Bruce A. Beal                  10 years      Partner and officer, The Beal                2               None
The Beal Companies                           Companies (real estate development
177 Milk Street                              and investment companies);
Boston, MA 02109                             Real estate consultant.
Age: 67, Director


-------------------------- ----------------- -------------------------------------- -------------- --------------------

John C. Hover II            Elected March    Executive Vice President, United             2         Director, UST Private
c/o Tweedy, Browne               2003        States Trust Company of New York;                      Equity Investors Fund,
Company LLC                                  Retired since 2001                                     Inc.; Director, Excelsior
350 Park Avenue                                                                                     Private Equity Fund II,
New York, NY 10022                                                                                  Inc.; Trustee, University
Age 60, Director                                                                                    of Pennsylvania


-------------------------- ----------------- -------------------------------------- -------------- --------------------

Anthony H. Meyer               5 years       Retired since 1987.                          2               None
c/o Tweedy, Browne
Company LLC
350 Park Avenue
New York, NY 10022
Age: 72, Director


-------------------------- ----------------- -------------------------------------- -------------- --------------------

Richard B. Salomon             8 years        Partner , Salans (law firm).                2         Director, Headway
Salans                                                                                              Corporate Resources, Inc.
620 Fifth Avenue
New York, NY 10020
Age: 55, Director


-------------------------- ----------------- -------------------------------------- -------------- --------------------



                                       22




-------------------------- ----------------- -------------------------------------- -------------- --------------------
                                                                                      NUMBER OF
                                                                                     PORTFOLIOS
                                                                                       IN FUND            OTHER
 NAME, ADDRESS, AGE AND     TERM OF OFFICE                                             COMPLEX        TRUSTEESHIPS/
POSITION(S) WITH COMPANY    AND LENGTH OF     PRINCIPAL OCCUPATION(S) DURING PAST    OVERSEEN BY   DIRECTORSHIPS HELD
                             TIME SERVED 1                  5 YEARS                   DIRECTOR         BY DIRECTOR
-------------------------- ----------------- -------------------------------------- -------------- --------------------


                                                        INTERESTED DIRECTOR 2

-------------------------- ----------------- -------------------------------------- -------------- --------------------

Christopher H. Browne3         10 years      Managing Director, Tweedy, Browne            2        Director, American
Tweedy, Browne Company LLC                   Company LLC                                            Atlantic Company
350 Park Avenue
New York, NY 10022
Age: 56
Chairman and President


-------------------------- ----------------- -------------------------------------- -------------- --------------------


                         OFFICERS WHO ARE NOT DIRECTORS


-------------------------- ----------------- -------------------------------------- -------------- --------------------

William H. Browne3             10 years      Managing Director, Tweedy, Browne           N/A               N/A
Tweedy, Browne Company LLC                   Company LLC
350 Park Avenue
New York, NY 10022
Age: 58
Vice President


-------------------------- ----------------- -------------------------------------- -------------- --------------------

M. Gervase Rosenberger         10 years      Executive Vice President, Tweedy,           N/A               N/A
Tweedy, Browne Company LLC                   Browne Company LLC
350 Park Avenue
New York, NY 10022
Age: 52

Chief Operating Officer,
Vice President and
Secretary

-------------------------- ----------------- -------------------------------------- -------------- --------------------

John D. Spears                 10 years      Managing Director, Tweedy, Browne           N/A               N/A
Tweedy, Browne Company                       Company LLC

LLC

350 Park Avenue
New York, NY 10022


Age:  55
Vice President


-------------------------- ----------------- -------------------------------------- -------------- --------------------


-------------------------- ----------------- -------------------------------------- -------------- --------------------

Robert Q. Wyckoff, Jr.         Elected       Managing Director, Tweedy, Browne           N/A               N/A
Tweedy, Browne Company      December 2002    Company LLC
LLC

350 Park Avenue
New York, NY 10022
Age: 50, Treasurer


-------------------------- ----------------- -------------------------------------- -------------- --------------------

--------


1 Directors and officers will serve for an indefinite term until the earliest of their: (i) removal, (ii) resignation or (iii) death.
2 "Interested person" of the Company as defined in the 1940 Act. Mr. Christopher H. Browne is an "interested person" because of his affiliation with Tweedy, Browne Company LLC, which acts as the Company's investment adviser and distributor.

3    Mr. Christopher H. Browne and Mr. William H. Browne are brothers.


                     INVESTMENT ADVISORY AND OTHER SERVICES

STRUCTURE OF THE FUNDS

     Both the Global Fund and the American Fund are diversified series of Tweedy, Browne Fund Inc., a Maryland corporation organized on January 28, 1993. Tweedy, Browne Fund Inc. is an open-end management investment company.


     The authorized capital stock of the Company consists of one billion shares with $0.0001 par value, 600 million shares of which are allocated to the Global Fund and 400 million shares of which are allocated to the American Fund. Each share has equal voting rights as to each other share of that series as to voting for Directors, redemption, dividends and liquidation. Shareholders have one vote for each share held on matters on which they are entitled to vote. The Company is not required to and has no current intention of holding annual shareholder meetings, although special meetings may be called for purposes such as electing or removing Directors, or changing fundamental investment policies. Shareholders will be assisted in communicating with other shareholders in connection with any effort to remove a Director.


     The Directors have the authority to issue additional series of shares and to designate the relative rights and preferences as between the different series. All shares issued and outstanding are fully paid and non-assessable, transferable, and redeemable at net asset value at the option of the shareholder. Shares have no preemptive or conversion rights.

     The shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they choose to do so, and, in such event, the holders of the remaining less than 50% of the shares voting for the election of Directors will not be able to elect any person or persons to the Board of Directors.


     Maryland corporate law provides that a Director of the Company shall not be liable for actions taken in good faith, in a manner he or she reasonably believes to be in the best interests of the Company and with the care that an ordinarily prudent person in a like position would use under similar circumstances. In so acting, a Director shall be fully protected in relying in good faith upon the records of the Company and upon reports made to the Company by persons selected in good faith by the Directors as qualified to make such reports. The By-Laws provide that the Company will indemnify Directors and officers of the Company against liabilities and expenses reasonably incurred in connection with litigation in which they may be involved because of their positions with the Company, to the fullest extent permitted by Maryland corporate law, as amended from time to time. However, nothing in the Articles of Incorporation or the By-Laws protects or indemnifies a Director or officer against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.


         The Board of Directors has established an Audit Committee consisting of five members, including a Chairman of the Audit Committee. The Audit Committee members are Messrs. Salomon (Chairman), Balser, Beal, Hover and Meyer, each a "non-interested person" of the Company (the "Independent Directors"). The functions performed by the Audit Committee are to oversee the integrity of the Company's accounting policies, financial reporting process and system of internal controls regarding finance and accounting policies. The Audit Committee held four meetings during the fiscal year ended March 31, 2003.

         Set forth in the table below is the dollar range of equity securities held in the Funds and the aggregate dollar range of securities in the Company's fund complex beneficially owned by each Director as of December 31, 2002. Mr. Hover was not a Director at December 31, 2002.



----------------------------- -------------------------------------------------- -------------------------------------

 NAME OF DIRECTORS             DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS      AGGREGATE DOLLAR RANGE OF EQUITY
                                                                                     SECURITIES IN ALL REGISTERED
                                                                                  INVESTMENT COMPANIES OVERSEEN BY
                                                                                  DIRECTORS IN FAMILY OF INVESTMENT
                                                                                              COMPANIES

----------------------------- -------------------------------------------------- -------------------------------------
Christopher H. Browne         American Fund - over $100,000                      over $100,000
Chairman of the Board,        Global Fund - over $100,000
President
----------------------------- -------------------------------------------------- -------------------------------------
Paul F. Balser                American Fund - None                               over $100,000
                              Global Fund - over $100,000
----------------------------- -------------------------------------------------- -------------------------------------
Bruce A. Beal                 American Fund - over $100,000                      over $100,000
                              Global Fund - over $100,000
----------------------------- -------------------------------------------------- -------------------------------------
Anthony H. Meyer              American Fund - None                               over $100,000
                              Global Fund - over $100,000
----------------------------- -------------------------------------------------- -------------------------------------

Richard B. Salomon            American Fund - None                               over $100,000
                              Global Fund - over $100,000

----------------------------- -------------------------------------------------- -------------------------------------


The Directors who are not affiliated with the Adviser each receive from the Company an annual fee of $50,000 paid in quarterly installments of $12,500 plus reimbursement for out-of-pocket expenses incurred in attending such meetings.

No officer or employee of the Adviser or any affiliate thereof receives any compensation from the Company for serving as a Director or officer of the Company.

         The table below shows the total fees which were paid to each of the Independent Directors during the fiscal year ended March 31, 2003. No executive officer or person affiliated with the Funds received compensation from the Funds. No Director receives pension or retirement benefits from the Funds.



------------------ ----------------------- ------------------------ -------------------- -----------------------------
                         AGGREGATE          PENSION OR RETIREMENT    ESTIMATED ANNUAL
                   COMPENSATION RECEIVED    BENEFITS ACCRUED (AS         BENEFITS          TOTAL COMPENSATION FROM
  INDEPENDENT         FROM THE COMPANY     PART OF FUND EXPENSES)     UPON RETIREMENT       FUND AND FUND COMPLEX
   DIRECTORS
------------------ ----------------------- ------------------------ -------------------- -----------------------------


Paul F. Balser            $50,000                     --                     --           American               Fund:
                                                                                         $12,500
                                                                                          Global                 Fund:
                                                                                         $37,500

                                                                                         Total Compensation:
                                                                                         $50,000

------------------ ----------------------- ------------------------ -------------------- -----------------------------

------------------ ----------------------- ------------------------ -------------------- -----------------------------

Bruce A. Beal             $50,000                     --                     --           American               Fund:
                                                                                          $12,500
                                                                                          Global                 Fund:
                                                                                          $37,500

                                                                                         Total Compensation:
                                                                                          $50,000

------------------ ----------------------- ------------------------ -------------------- -----------------------------

John C. Hover II*            --                      --                     --                        --

------------------ ----------------------- ------------------------ -------------------- -----------------------------

Anthony H. Meyer          $50,000                    --                     --           AmericanFund:
                                                                                         $12,500
                                                                                         Global                 Fund:
                                                                                         37,500

                                                                                         Total Compensation:
                                                                                         $50,000

------------------ ----------------------- ------------------------ -------------------- -----------------------------

Richard B.                $50,000                    --                     --           American               Fund:
Salomon                                                                                  $12,500
                                                                                         Global                 Fund:
                                                                                         $37,500

                                                                                         Total Compensation:
                                                                                         $50,000

------------------ ----------------------- ------------------------ -------------------- -----------------------------

----------------------

*Mr. John C. Hover II became a Director of the Company on March 12, 2003.


FACTORS CONSIDERED BY THE INDEPENDENT DIRECTORS IN APPROVING THE INVESTMENT ADVISORY AGREEMENTS


         The 1940 Act requires that the Investment Advisory Agreements between Tweedy, Browne and the Company on behalf of each Fund be approved annually both by the Board of Directors and also by a majority of the Independent Directors voting separately. The Independent Directors determined that the terms of the Investment Advisory Agreements are fair and reasonable and approved of the Investment Advisory Agreements as being in the best interests of the Funds. The Independent Directors believe that the current Investment Advisory

Agreements enable the Funds to enjoy high quality investment advisory services at costs which they deem appropriate, reasonable and in the best interests of the Funds and their shareholders. In making such determinations, the Independent Directors met independently from the interested Directors of the Company and any officers of Tweedy, Browne or its affiliates. The Independent Directors also utilized the assistance of counsel to the Company but have not engaged their own separate counsel.


         In evaluating the Investment Advisory Agreements, the Independent Directors reviewed and considered materials furnished by Tweedy, Browne (including its managing directors), including information regarding Tweedy, Browne, its affiliates and key personnel, operations and financial condition. The Independent Directors discussed with representatives of Tweedy, Browne the operations of the Funds and the capabilities of Tweedy, Browne to provide advisory and other services to the Funds. Among other information, the Independent Directors reviewed information regarding:

          o    The investment performance of each Fund;
          o The fees charged by Tweedy, Browne for investment advisory services, as well as compensation received by Tweedy, Browne;
          o    The projected total operating expenses of each Fund;
          o The investment performance, fees and total expenses of investment companies with similar objectives and strategies managed by other investment advisers;
          o The experience of the Managing Directors and other personnel providing services to the Funds and the historical quality of the services provided by Tweedy, Browne; and
          o    The profitability to Tweedy, Browne of managing the Funds.

         The Independent Directors specifically considered the following as relevant to their recommendations, but did not identify any single factor as all-important or controlling, and the following summary does not detail all the matters considered: (1) the favorable history, reputation, qualification and background of Tweedy, Browne, as well as the qualifications of its Managing Directors and personnel and financial condition; (2) the amount of attention devoted to the Funds by the Managing Directors; (3) that, although the advisory fee of each Fund is higher than for most similar investment companies, the total expense ratio of each Fund is comparable to the expense ratios of similar investment companies; and (4) the favorable relative performance of each Fund since commencement of operations in comparison to comparable investment companies and unmanaged indices and that each Fund has operated within its investment objective and investment restrictions.

CODE OF ETHICS


         The Company and Tweedy, Browne as investment adviser and principal underwriter have adopted a Code of Ethics (the "Code of Ethics") under Rule 17j-1 of the 1940 Act. The Code of Ethics permits personnel, subject to the Code of Ethics and its provisions, to invest in securities, including securities that may be purchased or held by the Company.

               CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


          As of May 15, 2003, the following entities/individuals owned of record or beneficially 5% or more of the outstanding shares of the Global Fund and the American Fund:

                                                                                 PERCENT OF TOTAL
                                                                                       SHARES
                     FUND NAME                   NAME AND ADDRESS                   OUTSTANDING
                     ---------                   ----------------                   -------------
Tweedy, Browne Global Value Fund             Charles Schwab & Co., Inc.               29.87%
                                             101 Montgomery Street
                                             San Francisco, CA 94104-4122

Tweedy, Browne Global Value Fund             National Financial Services Corp.        10.83%
                                             P.O. Box 3908
                                             Church Street Station
                                             New York, NY 10008-3908

Tweedy, Browne American Value Fund           Charles Schwab & Co., Inc.               19.99%
                                             101 Montgomery Street
                                             San Francisco, CA 94104-4122

                                             National Financial Services Corp.        10.65%
Tweedy, Browne American Value Fund           P.O. Box 3908
                                             Church Street Station
                                             New York, NY 10008-3908



         The Company believes that such ownership is of record only and is not aware that any person owns beneficially 5% or more of the shares of the Global Fund or American Fund.

         As of May 15, 2003, the Directors and officers of the Company as a group owned less than 1.89% of the outstanding shares of the Global Fund. The Directors and Officers of the Company as a group owned less than 1% of the outstanding shares of the American Fund.


INVESTMENT ADVISER

         Tweedy, Browne acts as investment adviser to both the Global Fund and the American Fund. The Adviser is registered with the Securities and Exchange Commission (the "SEC") as an investment adviser and as a broker/dealer and is a member of the National Association of Securities Dealers.

         Tweedy, Browne was founded in 1920 and began managing money for the account of persons other than its principals and their families in 1968. Tweedy, Browne began investing in foreign securities in 1983. Tweedy, Browne is owned by its Managing Directors, Christopher H. Browne, William H. Browne, John D. Spears, Thomas H. Shrager and Robert Q. Wyckoff, Jr., and a wholly-owned subsidiary of Affiliated Managers Group, Inc. ("AMG"), which owns a majority interest in Tweedy, Browne. Messrs. Browne are brothers. AMG is a publicly traded company that acquires ownership interests in investment management firms. The Management Committee, which consists of Messrs. Christopher and William Browne and John D. Spears, manages the day-to-day operations of Tweedy, Browne and the Funds and, together with Managing Director, Thomas Shrager on global and foreign securities, makes all investment management decisions. Neither AMG nor its subsidiary manages the day-to-day operations of, nor participates in the investment process at, Tweedy, Browne.


         The Adviser renders services to the Global Fund and the American Fund pursuant to separate Investment Advisory Agreements each dated as of May 29, 1998 (the "Agreements"). Each Agreement will remain in effect for an initial two year term and thereafter, from year to year upon the annual approval by the vote of a majority of those Directors who are not parties to such Agreement or interested persons of the Adviser or the Company, cast in person at a meeting called for the purpose of voting on such approval, and either by vote of the Company's Directors or of the outstanding voting securities of the Fund. Each Agreement may be terminated at any time without payment of penalty by either party on sixty days written notice, and automatically terminates in the event of its assignment.

         Under both Agreements, the Adviser regularly provides the Funds with continuing investment management for the Funds' portfolios consistent with the Funds' investment objectives, policies and restrictions and determines what securities shall be purchased for the portfolios of the Funds, what portfolio securities shall be held or sold by the Funds, and what portion of the Funds' assets shall be held uninvested, subject always to the provisions of the Company's Articles of Incorporation and By-Laws, the 1940 Act and the Code and to the Funds' investment objectives, policies and restrictions, and subject, further, to such policies and instructions as the Directors of the Company may from time to time establish.


         Under both Agreements, the Adviser also renders significant administrative services (not otherwise provided by third parties) necessary for the Funds' operations as open-end investment companies including, but not limited to: preparing reports and notices to the Directors and shareholders, supervising, negotiating contractual arrangements with, and monitoring various third-party service providers to the Funds (such as the Funds' transfer agent, pricing agents, custodians, accountants and others); preparing and making filings with the SEC and other regulatory agencies; assisting in the preparation and filing of the Funds' federal, state and local tax returns; assisting in preparing and filing the Funds' federal excise tax returns; assisting with investor and public relations matters; monitoring the valuation of securities and the calculation of net asset value; monitoring the registration of shares of the Funds under applicable federal and state securities laws; maintaining the Funds' books and records; assisting in establishing accounting policies of the Funds; assisting in the resolution of accounting and legal issues; establishing and monitoring the Funds' operating budgets; processing the payment of the Funds' bills; assisting the Funds in, and otherwise arranging for, the payment of distributions and dividends and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of the Directors.

         Subject to the ability of the Adviser upon approval of the Board to obtain reimbursement for the administrative time spent on the Funds' operations (other than investment advisory matters) by employees of the Adviser, the Adviser pays the compensation and expenses of all Directors, officers and executive employees of the Company affiliated with the Adviser and makes available, without expense to the Funds, the services of such Directors, officers and employees as may duly be elected officers, subject to their individual consent to serve and to any limitations imposed by law, and provides the Funds' office spaces and facilities.


         For the Adviser's investment advisory services to the Global Fund and the American Fund, the Adviser is entitled to receive an annual fee equal to 1.25% of each Fund's average daily net assets. The fee is payable monthly in arrears, provided that each Fund will make such interim payments as may be requested by the Adviser not to exceed 75% of the amount of the fee then accrued on the books of such Fund and unpaid.


         Under the Agreements, each Fund is responsible for all of its other expenses including organization expenses; fees and expenses incurred in connection with membership in investment company organizations; broker's commissions; legal, auditing and accounting expenses; taxes and governmental fees; net asset valuation; the fees and expenses of the transfer agent; the cost of preparing share certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of shares of capital stock; the expenses of and the fees for registering or qualifying securities for sale; the fees and expenses of the Directors, officers and employees who are not affiliated with the Adviser and, to the extent described above, employees of the Adviser; the cost of printing and distributing reports and notices to shareholders; and the fees and disbursements of custodians. The Company may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of the Funds. Each Fund is also responsible for its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify the Adviser and its Directors and officers with respect thereto.

         Each Agreement also provides that the applicable Fund and the Company may use any name utilizing or derived from the name "Tweedy, Browne" only as long as the Agreement or any extension, renewal or amendment thereof remains in effect.


         Each Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with matters to which the Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under the Agreement and indemnifies the Adviser and its employees, officers and partners against any cost or expense in any circumstance in which the Adviser is not liable to the Fund.


         For the fiscal years ended March 31, 2003, March 31, 2002, and March 31, 2001 , the Global Fund incurred $53,477,001, $50,003,815 and $43,403,843 , respectively, in investment advisory fees.

         For the fiscal years ended March 31, 2003, March 31, 2002 and March 31, 2001, the American Fund incurred $9,860,575, $12,020,156 and $11,415,664, respectively, in investment advisory fees.


         Certain investments may be appropriate for one or both of the Funds and also for other clients, including employees and their families, advised by Tweedy, Browne. Investment decisions for each Fund and such other clients are made with a view to achieving a well diversified portfolio of stocks that satisfy Tweedy, Browne's value criteria in accordance with their respective investment objectives and after consideration of such factors as their current account holdings, availability of cash for investment, tax consequences and the size of their account. Subject to adjustments made by the Managing Directors prior to or early in the trading day or with the approval of a compliance officer, trades are allocated among Tweedy, Browne's clients, including employees and their families, in accordance with available cash and the diversification target for the particular security or country involved. In addition, because each of the Funds is substantially larger than any of Tweedy, Browne's other clients and often have substantial inflows of cash, limits are imposed on the amount of a particular security that can be allocated to either of the Funds in order to assure that the other clients also receive reasonable allocations while the Adviser's clients are acquiring or disposing of that security. Advisory accounts of employees and their family members are treated in the same manner as other client accounts. The Adviser's allocation procedures are designed to give each client a fair allocation of buying and selling opportunities and may result in different clients buying or selling different amounts of particular securities in proportion to their account size on a day-to-day basis and at different prices from day-to-day in order to achieve the overall objectives of the allocation process for all clients. In general, all trades during a particular day are price averaged so that each client receiving an allocation that day receives the same average price per share as all other clients. Purchase and sale orders for the Funds are combined with those of other clients of the Adviser in the interest of most favorable net results to each Fund.

         The Boards of Directors of the Company and the Adviser have adopted a Code of Ethics. The Code of Ethics prohibits fraudulent activities by persons associated with the Funds, restricts the personal investing activities of such persons and requires various reports and certifications to help ensure compliance.

         Except for investment advisory accounts managed by the Adviser in accordance with the allocation procedures described in the Code of Ethics, the Adviser shall not purchase or sell any particular security for the account of any covered persons until seven days after the later of the most recent purchase or sale by either Fund of that particular security. Covered personnel are required to preclear any personal securities investments (with limited exceptions, such as government securities, high grade debt, certain large capitalization equity securities, municipal securities and shares of open-end mutual funds) and must comply with ongoing requirements concerning recordkeeping and disclosure of personal securities investments. The preclearance requirement and associated procedures are designed to identify any prohibition or limitation applicable to a proposed investment.

         Officers and employees of the Adviser from time to time may have transactions with various banks, including the Funds' custodian banks. It is the Adviser's opinion that the terms and conditions of those transactions which have occurred were not influenced by existing or potential custodial or other Fund relationships.

         None of the Directors or officers may have dealings with the Funds as principals in the purchase or sale of securities, except as individual subscribers or holders of shares of the Funds.

         From time to time the Adviser and the Funds may enter into arrangements with other entities that provide record keeping, sub-transfer agent or other services for investors in the Funds. In certain circumstances the Adviser may compensate such service providers. Subject to limitations under the Code and to approval by the Independent Directors, each Fund may pay a portion of such compensation representing savings to the Fund.

DISTRIBUTOR


         The Company has distribution agreements with the Adviser to act as distributor (the "Distributor") for the Global Fund and American Fund each dated as of October 9, 1997 (the "Distribution Agreements"). Each Distribution Agreement will remain in effect from year to year upon the annual approval by a majority of the Directors who are not parties to such agreements or "interested persons" of any such party and either by vote of a majority of the Board of Directors or a majority of the outstanding voting securities of the Company.

         Under the Distribution Agreements, the Company is responsible for: the payment of all fees and expenses in connection with the preparation and filing with the SEC of the Company's registration statement and the Funds' prospectus (including this Statement of Additional Information) and any amendments and supplements thereto, the registration and qualification of shares for sale in the various states, including registering the Company as a broker/dealer in various states; the fees and expenses of preparing, printing and mailing prospectuses annually to existing shareholders, notices, proxy statements, reports or other communications to shareholders of the Funds; the cost of printing and mailing confirmations of purchases of shares and any prospectuses accompanying such confirmations; any issue taxes or any initial transfer taxes; shareholder toll-free telephone charges and expenses of shareholder service representatives, the cost of wiring funds for share purchases and redemptions (unless paid by the shareholder who initiates the transaction); the cost of printing and postage of business reply envelopes.

         The Distributor will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of the Funds' shares to the public and preparing, printing and mailing any other literature or advertising in connection with the offering of shares of a Fund to the public. The Distributor will pay all fees and expenses in connection with its qualification and registration as a broker or dealer under federal and state laws, as well as the sales related portion of any equipment, service or activity which is primarily intended to result in the sale of shares issued by the Company.


         As agent, the Distributor currently offers each Fund's shares on a continuous basis to investors. The Distribution Agreements provide that the Distributor accepts orders for shares at net asset value as no sales commission or load is charged to the investor.

ADMINISTRATOR AND TRANSFER AGENT


         As of July 1, 2001 PFPC Inc. (the "Administrator" or "PFPC") provides administrative services for the Funds pursuant to an agreement between the Company and PFPC (the "Administration Agreement") for an aggregate fee equal to 0.06% of the Funds' average daily net assets on an annual basis, subject to specified minimum fee levels and subject to reductions as low as 0.015% on average assets in excess of $4 billion.

         For the fiscal years ended March 31, 2003, March 31, 2002 and March 31, 2001, the Global Fund incurred $1,462,461, $1,374,556 and $1,299,194, respectively in administration fees.

         For the fiscal years ended March 31, 2003, March 31, 2002 and March 31, 2001, the American Fund incurred $264,119, $334,695 and $356,474, respectively, in administration fees.

         Under the Administration Agreement, the Administrator is required to provide office facilities, clerical, internal legal and administrative services, accounting and record keeping, internal auditing, valuing each Fund's assets, preparing SEC and shareholder reports, preparing, signing and filing tax returns, monitoring 1940 Act compliance and providing other mutually agreeable services. The Administration Agreement is terminable on 60 days' notice by either party.


         The above referenced administrative fees incurred by the Global Fund and American Fund include certain accounting fees and other out-of-pocket expenses.


         PFPC, 760 Moore Road, King of Prussia, Pennsylvania 19406, is the Funds' transfer, shareholder servicing and dividend paying agent.


CUSTODIAN, COUNSEL AND INDEPENDENT AUDITORS


         Pursuant to a Mutual Fund Services and Custody Agreement between the Company and Boston Safe Deposit and Trust Company ("Boston Safe"), a subsidiary of Mellon Bank Corporation, Boston Safe provides custodial services to the Company and the Funds. The principal business address of Boston Safe is One Boston Place, Boston, Massachusetts 02108.

     Skadden, Arps, Slate, Meagher & Flom LLP, Four Times Square, New York, New York 10036, is counsel for the Company.


     Ernst & Young LLP, 200 Clarendon Street, Boston, MA 02116, serves as independent auditors for the Funds.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         Each Fund intends to qualify each year and elect to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, a Fund must comply with certain requirements of the Code relating to, among other things, the sources of income and diversification of assets. If the Fund fails to qualify for treatment as a regulated investment company for any taxable year, the Fund would be taxed as an ordinary corporation on taxable income for that year (even if that income was distributed to its shareholders), and all distributions out of earnings and profits would be taxable to shareholders as dividends (that is, ordinary income).

         A regulated investment company qualifying under the Code is required to distribute each year to its shareholders at least 90% of its investment company taxable income (generally including dividends, interest and net short-term capital gain but not net capital gain, which is the excess of net long-term capital gains over net short-term capital losses) and generally is not subject to federal income tax to the extent that it distributes annually its investment company taxable income and net capital gains in the manner required under the Code. Each Fund intends to distribute at least annually all of its investment company taxable income and net capital gains and therefore generally does not expect to pay federal income taxes.

         Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of a Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that were not previously distributed. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Funds will be treated as having been distributed.


         Distributions of investment company taxable income are taxable to shareholders as ordinary income (to the extent of the current or accumulated earnings and profits of each Fund). Under the recently enacted Jobs and Growth Tax Relief Reconciliation Act of 2003 (effective for taxable years after December 31, 2002 through December 31, 2008) ("2003 Tax Act"), qualified dividend income will be taxed at a reduced rate to individuals of generally 15% (5% for individuals in lower tax brackets) to the extent that either Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain foreign corporations (e.g., generally foreign corporations incorporated in a possession of the United States or in certain countries with a comprehensive tax treaty with the United States, or the stock of which is readily tradable on an established securities market in the United States). Dividends from domestic corporations are expected to comprise some portion of each Fund's gross income. To the extent that such dividends constitute a portion of a Fund's investment company taxable income, a portion of the income distributions of that Fund may be eligible for the deduction for dividends received by corporations. Shareholders will be informed of the portion of dividends which qualify for the reduced rate for qualified dividend income or the dividends-received deduction. Distributions of net capital gains are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the distributing Fund have been held by such shareholders. Under the 2003 Tax Act, the tax rate on net long-term capital gain for individuals is reduced generally from 20% to 15% (5% for individuals in lower brackets) for such gain realized between May 6, 2003 and before January 1, 2009. Such distributions are not eligible for the dividends-received deduction discussed above.


         Distributions of investment company taxable income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders receiving distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the distribution date.

         All distributions of investment company taxable income and net realized capital gain, whether received in shares or in cash, must be reported by each shareholder on his or her federal income tax return. Dividends and capital gains distributions declared in October, November or December and payable to shareholders of record in such a month will be deemed to have been received by shareholders on December 31 if paid during January of the following year. Redemptions of shares may result in tax consequences (discussed below) to the shareholder and are also subject to these reporting requirements.

         Distributions by a Fund result in a reduction in the net asset value of the Fund's shares. Should distributions reduce the net asset value below a shareholder's cost basis, such distributions would nevertheless be taxable to the shareholder as ordinary income or capital gain as described above, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should consider the tax implications of buying shares just prior to a distribution. The price of shares purchased at that time includes the amount of the forthcoming distribution. Those purchasing just prior to a distribution will then receive a partial return of capital upon the distribution which will nevertheless be taxable to them.


         The Global Value Fund intends to qualify for and may make the election permitted under Section 853 of the Code so that shareholders may (subject to limitations) be able to claim a credit or deduction on their federal income tax returns for, and may be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by that Fund to foreign countries (which taxes relate primarily to investment income). A shareholder who does not itemize deductions may not claim a deduction for such taxes. A Fund may make an election under Section 853 of the Code, provided that more than 50% of the value of the total assets of the Fund at the close of the taxable year consists of stocks or securities in foreign corporations. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Code. The Fund will notify each shareholder within 60 days after the close of the Fund's taxable year as to whether the taxes paid by the Fund to foreign countries will qualify for the treatment discussed above for that year, and if they do, such notification will designate (i) each shareholders' pro rata portion of the qualified taxes paid and (ii) the portion of the distributions that represents income derived from foreign sources.


         Generally, a foreign tax credit is subject to the limitation that it may not exceed the shareholder's U.S. tax (before the credit) attributable to the shareholder's total taxable income from foreign sources. For this purpose, the shareholder's proportionate share of dividends paid by the Fund that represents income derived from foreign sources will be treated as foreign source income. The Fund's gains and losses from the sale of securities, and certain currency gains and losses, generally will be treated as being derived from U.S. sources. The limitation on the foreign tax credit applies separately to specific categories of foreign source income, including "passive income," a category that includes the portion of dividends received from each Fund that qualifies as foreign source income. The foregoing limitation may prevent a shareholder from claiming a credit for the full amount of his proportionate share of the foreign income taxes paid by each Fund.

         Equity options (including options on stocks and options on narrow-based stock indices) and over-the-counter options on debt securities written or purchased by a Fund are subject to Section 1234 of the Code. In general, no loss is recognized by a Fund upon payment of a premium in connection with the purchase of a put or call option. The character of any gain or loss recognized (i.e., long-term or short-term) will generally depend, in the case of a lapse or sale of the option, on a Fund's holding period for the option and, in the case of an exercise of the option, on the Fund's holding period for the underlying stock. The purchase of a put option may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying stock or substantially identical stock in the Fund's portfolio. If the Fund sells a put or call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option sold by the Fund is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock. The exercise of a put option sold by the Fund is not a taxable transaction for the Fund.

         Many of the futures contracts (including foreign currency futures contracts) entered into by a Fund, certain forward foreign currency contracts, and all listed non-equity options written or purchased by the Fund (including options on debt securities, options on futures contracts, options on securities indices and certain options on broad-based stock indices) will be governed by
Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position generally will be treated as 60% long-term and 40% short-term capital gain or loss. In addition, on the last trading day of the Fund's fiscal year, all outstanding Section 1256 positions will be marked to market (i.e., treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio. Under Section 988 of the Code, discussed below, certain foreign currency gain or loss from foreign currency related forward contracts, certain futures and similar financial instruments entered into or acquired by the Fund will be treated as ordinary income or loss.

         Positions of each Fund which consist of at least one stock and at least one stock option with respect to such stock or substantially identical stock or securities or other position with respect to substantially similar or related property which substantially diminishes a Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. In addition, the Fund will not be allowed to currently deduct interest and carry costs properly attributable to the straddle position. The Fund may make certain elections to mitigate the operation of the rules discussed above. An exception to these straddle rules exists for any "qualified covered call options" on stock written by the Fund.

         Straddle positions of a Fund which consist of at least one position not governed by Section 1256 and at least one futures contract or forward contract or non-equity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such other position will be treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of
Section 1092 of the Code, certain tax elections exist for them which reduce or mitigate the operation of these rules. Each Fund will monitor its transactions in options and futures and may make certain tax elections in connection with these investments.

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables, or accrues expenses or other liabilities, denominated in a foreign currency and the time the Fund actually collects such interest or receivables, or pays such expenses or liabilities, generally is treated as ordinary income or ordinary loss. Similarly, gains or losses from dispositions of foreign currencies, debt securities denominated in a foreign currency and certain futures and forward contracts, attributable to fluctuations in the value of the foreign currency between the date of acquisition of the currency or security or contract and the date of disposition are also treated as ordinary gain or loss. These gains or losses may increase or decrease the amount of the Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

         If a Fund owns shares in a foreign corporation that constitutes a "passive foreign investment company" for U.S. federal income tax purposes and the Fund does not elect to treat the foreign corporation as a "qualified electing fund" within the meaning of the Code, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" it receives from the foreign corporation or any gain it derives from the disposition of such shares, even if such income is distributed as a taxable dividend by the Fund to its U.S. shareholders. Each Fund may also be subject to additional tax in the nature of an interest charge with respect to deferred taxes arising from such distributions or gains. Any tax paid by a Fund as a result of its ownership of shares in a "passive foreign investment company" will not give rise to any deduction or credit to the Fund or any shareholder. If the Fund owns shares in a "passive foreign investment company" and the Fund elects to treat the foreign corporation as a "qualified electing fund" under the Code, the Fund may be required to include in its income each year a portion of the ordinary income and net capital gains of the foreign corporation, even if this income is not distributed to the Fund. Any such income would be subject to the distribution requirements described above, even if the Fund does not receive any funds to distribute.

         A portion of the difference between the issue price of zero coupon securities and their face value ("original issue discount") is considered to be income to the Fund each year, even though the Fund will not receive cash interest payments from these securities. This original issue discount imputed income will comprise a part of the investment company taxable income of the Fund which must be distributed to shareholders in order to maintain the qualification of the Fund as a regulated investment company and to avoid federal income tax at the level of the Fund.

         Each Fund will be required to report to the Internal Revenue Service (the "IRS") all distributions of investment company taxable income and capital gains as well as gross proceeds from the redemption or exchange of the Fund's shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the Code, distributions of investment company taxable income and capital gains and proceeds from the redemption or exchange of the shares of a regulated investment company may be subject to withholding of federal income tax at the then applicable rate in the case of non-exempt shareholders who fail to furnish either Fund with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law. Withholding may also be required if either Fund is notified by the IRS or a broker that the taxpayer identification number furnished by the shareholder is incorrect or that the shareholder is incorrect or that the shareholder has previously failed to report interest or dividend income. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.


         Redeeming shareholders will recognize gain or loss in an amount equal to the difference between the basis in their redeemed shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss and will be long-term if such shares have been held for more than one year. Any loss realized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. Both long and short-term capital gains of corporations are taxed at rates applicable to ordinary income. For non-corporate taxpayers, under the 2003 Tax Act, long-term capital gain is generally taxed at a maximum rate of 15%, while short-term capital gain is taxed at a maximum rate of 35% applicable to ordinary income.


         Shareholders of each Fund may be subject to state and local taxes on distributions received from either Fund and on redemptions of each Fund's shares.


         Each distribution is accompanied by a brief explanation of the form and character of the distribution. In January of each year the Company issues to each shareholder a statement of the federal income tax status of all distributions.


         The foregoing general discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Funds, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 30% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

         Shareholders should consult their tax advisers about the application of the provisions of tax law described in this Statement of Additional Information in light of their particular tax situations.

       BROKERAGE ALLOCATION AND OTHER PRACTICES AND BROKERAGE COMMISSIONS

         The Adviser conducts all of the trading operations for both the Global Fund and the American Fund. The primary objective of the Adviser in placing orders for the purchase and sale of securities for each Fund's portfolio is to obtain the most favorable net results, taking into account such factors as price, commission where applicable (which is negotiable in the case of U.S. national securities exchange transactions but which is often fixed in the case of foreign securities exchange transactions), size of order, difficulty of execution and skill required of the executing broker/dealer. The Adviser reviews on a routine basis commission rates, execution and settlement services performed, making internal and external comparisons. The Adviser acts as the broker of record for substantially all transactions on behalf of all of its clients and aggregates all trades on each security on a given day for allocation among its clients in accordance with its allocation procedures. The Adviser is reimbursed by the Funds for the costs of settling transactions for the Funds through its clearing broker but does not charge the Funds any separate brokerage commissions.


         When it can be done consistently with the policy of obtaining the most favorable net results, it is the Adviser's practice to place such orders with brokers and dealers who supply market quotations to the custodian of the Funds for appraisal purposes, or who supply research, market and statistical information to either Fund or the Adviser. The term "research, market and statistical information" includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The Adviser is not authorized when placing portfolio transactions for either Fund to pay a brokerage commission in excess of that which another broker might have charged for executing the same transaction solely on account of the receipt of research, market or statistical information. The Adviser does not place orders with brokers or dealers on the basis that the broker or dealer has or has not sold a Fund's shares. Except for implementing the policy stated above, there is no intention to place portfolio transactions with particular brokers or dealers or groups thereof. In effecting transactions in over-the-counter securities, orders are placed with the principal market makers for the security being traded unless it appears that more favorable results are available otherwise.

         Although certain research, market and statistical information from brokers and dealers can be useful to the Funds and to the Adviser, it is the opinion of the Adviser, that such information is only supplementary to its own research effort since the information must still be analyzed, weighed, and reviewed by the Adviser's staff. Such information may be useful to the Adviser in providing services to clients other than the Funds, and not all such information is useful to the Adviser in providing services to the Funds.

During the past three fiscal years, the Global Fund and American Fund incurred brokerage commissions as follows:


------------------------ ------------------- ----------------------- --------------------------

                           March 31, 2003        March 31, 2002           March 31, 2001

------------------------ ------------------- ----------------------- --------------------------

Global Fund                  $2,086,467            $2,808,875               $2,192,767

------------------------ ------------------- ----------------------- --------------------------

American Fund                 $272,836              $ 88,703                $  291,086

------------------------ ------------------- ----------------------- --------------------------

         Commencing April, 2000 the Global Fund and American Fund execute substantially all transactions on securities on U.S. markets through the Adviser and Distributor. The Adviser and Distributor do not charge the Funds any brokerage commissions for executing these transactions, which the Adviser believes enables it to achieve better overall portfolio execution for the Funds, but does reimburse the Adviser $22.00 per trade in ticket charges paid by the Adviser to its clearing broker. For the fiscal years ended March 31, 2003, March 31, 2002 and March 31, 2001, the Global Fund paid the Advisor $393, $943 and $600, respectively, for such reimbursements. For the fiscal years ended March 31, 2003, March 31, 2002 and March 31, 2001, the American Fund paid the Adviser $3,397, $1,194 and $4,073, respectively, for such reimbursements.

         Average annual portfolio turnover rate is the ratio of the lesser of sales or purchases to the monthly average value of the portfolio securities owned during the year, excluding from both the numerator and the denominator all securities with maturities at the time of acquisition of one year or less. For the fiscal years ended March 31, 2003 and March 31, 2002, the Global Fund's portfolio turnover rates were 8% and 7%, respectively. For the fiscal years ended March 31, 2003 and March 31, 2002, the American Fund's portfolio turnover rates were 8% and 6%, respectively.


                                 NET ASSET VALUE

         The net asset value of shares for both the Global Fund and the American Fund will be computed as of the close of regular trading on the New York Stock Exchange, Inc. (the "Exchange") on each day during which the Exchange is open for trading. The Exchange is normally closed on the following national holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. Net asset value per share for the Funds is determined by dividing the value of the total assets, less all liabilities, by the total number of shares outstanding.


         In valuing a Fund's assets, a security listed on an exchange or through any system providing for same day publication of actual prices will be valued at its last quoted sale price at or prior to the close of regular trading on the Exchange or, if applicable, the NASDAQ Official Closing Price ("NOCP"). Portfolio securities and other assets listed on a foreign exchange or through any system providing for same day publication of actual prices are valued at the last quoted sale price available at or before the time as of which assets are valued. Portfolio securities and other assets for which there are no reported sales on the valuation date are valued at the mean between the last asked price and the last bid price prior to the close of regular trading. When the Adviser determines that the last sale price prior to valuation or the NOCP does not reflect current market value, the Adviser will determine the market value of those securities or assets in accordance with industry practice and other factors considered relevant by the Adviser. All other securities and assets for which current market quotations are not readily available and those securities which are not readily marketable due to significant legal or contractual restrictions will be valued by the Adviser as determined by or under the direction of the Board of Directors. Debt securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, or by reference to other factors (i.e., pricing services or dealer quotations) by the Adviser.


         The value of a security which is not readily marketable and which accordingly is valued by or under the direction of the Board of Directors is valued periodically on the basis of all relevant factors which may include the cost of such security to the Fund, the market price of unrestricted securities of the same class at the time of purchase and subsequent changes in such market price, potential expiration or release of the restrictions affecting such security, the existence of any registration rights, the fact that the Fund may have to bear part or all of the expense of registering such security, any potential sale of such security by or to another investor as well as traditional methods of private security analysis.

         Following the calculation of security values in terms of the currency in which the market quotation used is expressed ("local currency"), the valuing agent will calculate these values in terms of U.S. dollars on the basis of the conversion of the local currencies (if other than U.S.) into U.S. dollars at the Noon New York time spot rate. Foreign currency exchange contracts are valued using the relevant Noon New York time spot rate and future rate on foreign currency contracts.

         Trading in securities on European and Far Eastern securities exchanges and over-the-counter markets is normally completed well before the close of business on each business day in New York (i.e., a day on which the Exchange is open). In addition, European or Far Eastern securities trading generally or in a particular country or countries may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which a Fund's net asset value is not calculated. Each Fund generally calculates net asset value per share, and therefore effects sales, redemptions and repurchases of its shares, as of the regular close of the Exchange on each day on which the Exchange is open. In the case of the Global Fund, such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. If events materially affecting the value of such securities occur between the time when their price is determined and the time when that Fund's net asset value is calculated, such securities will be valued at fair value as determined in good faith by the Board of Directors.

                             PERFORMANCE INFORMATION

         From time to time, each Fund may provide general comparative information, such as statistical data regarding inflation, securities indices or the features or performance of alternative investments for inclusion in advertisements, sales literature or reports to shareholders or prospective investors. These performance figures are calculated by the Funds in the manner described in the section below.

TOTAL RETURN CALCULATIONS

         Total return is defined as the change in value of an investment in a Fund over a particular period, assuming that all distributions have been reinvested. Thus, total return reflects not only income earned, but also variations in share prices at the beginning and end of the period. Average annual total return is determined by computing the annual compound return over a stated period of time that would have produced a Fund's cumulative total return over the same period if the Fund's performance had remained constant throughout.

         The Funds compute their average annual total returns by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

TOTAL RETURN

         Total Return is the rate of return on an investment for a specified period of time calculated in the same manner as cumulative total return.

Average Annual Total Return =        P(1 + T)n =ERV

Where:       ERV     =   ending redeemable value at the end of the period
                         covered by the computation of a hypothetical $1,000
                         payment made at the beginning of the period
             P       =   hypothetical initial payment of $1,000
             n       =   period covered by the computation, expressed in terms
                         of years
             T       =   average annual total return

         The Funds compute their average annual total return after taxes on distributions by determining the average annual compounded rate of return after taxes and distributions during specified periods that equates the initial amount invested to the ending value after taxes on Fund distributions but not after taxes on redemption according to the following formula:

Average Annual Total Return - After Taxes on Distributions =  P(1 + T)n = ATVD

Where:       P        =   a hypothetical initial payment of $1,000
             T        =   average annual total return (after taxes on
                          distributions)
             n        =   period covered by the computation, expressed in terms
                          of years
             ATVD     =   ending value of a hypothetical $1,000 payment made at
                          the beginning of the 1-, 5-, 10-year periods or at the end of the 1-, 5-, 10-year periods (or fractional portion), after taxes on Fund distributions but not after taxes on redemption

         The Funds compute their average annual total return - after taxes on distributions and redemptions for a class of shares by determining the average annual compounded rate of return after taxes and distributions and sale of Fund shares during specified periods that equates the initial amount invested to the ending value after taxes on Fund distributions and redemptions according to the following formula:

Average Annual Total Return - After Taxes on Distributions and Sale of Fund Shares = P(1 + T)n = ATVDR

Where:       P         =   a hypothetical initial payment of $1,000
             T         =   average annual total return (after taxes on
                           distributions and sale of Fund shares)
             n         =   period covered by the computation, expressed in terms
                           of years
             ATVDR     =   ending value of a hypothetical $1,000 payment made at
                           the beginning of the 1-, 5-, 10-year periods or at the end of the 1-, 5-, 10-year periods (or fractional portion), after taxes on Fund distributions and sale of Fund shares

         The Funds compute their aggregate total returns over a specified period by determining the aggregate compounded rate of return during such specified period that likewise equates over a specified period the initial amount invested to the ending redeemable value of such investment. The formula for calculating aggregate total return is as follows:

Aggregate Total Return  =  (P/ERV)-1


Where:       ERV      =   ending redeemable value at the end of the period
                          covered by the computation of a hypothetical $1,000
                          payment made at the beginning of the period
             P        =   hypothetical initial payment of $1,000

         The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations. Such calculations are not necessarily indicative of future results and do not take into account Federal, state and local taxes that shareholders must pay on a current basis.

         Since performance will fluctuate, performance data for the Funds should not be used to compare an investment in the Funds' shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses and market conditions.

         The average annual total returns for the Funds were as follows for the periods shown:


                        AVERAGE ANNUAL TOTAL RETURNS (%)
                        --------------------------------

                                                                                           SINCE
                                                              ONE YEAR     FIVE YEARS    INCEPTION
                                                INCEPTION      ENDED         ENDED        THROUGH

                     FUND                         DATE        3/31/03       3/31/03       3/31/03

---------------------------------------------- ------------ ------------  ------------- ------------
GLOBAL FUND                                     06/15/93

Return Before Taxes:                                          (24.86)%       (0.64)%        9.15%
Return After Taxes on Distributions:                          (25.40)%       (0.96)%        7.58%
Return After Taxes on Distributions and
   Sale of Fund Shares:                                       (14.92)%        0.24%         7.24%



                        AVERAGE ANNUAL TOTAL RETURNS (%)
                        ---------------------------------
                                                                                           SINCE
                                                              ONE YEAR     FIVE YEARS    INCEPTION
                                                INCEPTION      ENDED         ENDED        THROUGH

                     FUND                         DATE        3/31/03       3/31/03       3/31/03

---------------------------------------------- ------------ ------------  ------------- ------------
AMERICAN FUND                                   12/08/93

Return Before Taxes:                                          (21.16)%       (1.03)%        9.72%
Return After Taxes on Distributions:                          (21.63)%       (1.88)%        8.89%
Return After Taxes on Distributions and
   Sale of Fund Shares:                                       (12.71)%       (0.95)%        8.01%



CAPITAL CHANGE

         Capital Change measures the return from invested capital including reinvested capital gains distributions. Capital change does not include the reinvestment of income dividends.

         Quotations of a Fund's performance are historical, show the performance of a hypothetical investment, and are not intended to indicate future performance. An investor's shares when redeemed may be worth more or less than their original cost. Performance of each Fund will vary based on changes in market conditions and the level of the Fund's expenses.

COMPARISON OF PORTFOLIO PERFORMANCE

         Comparison of the quoted non-standardized performance of various investments is valid only if performance is calculated in the same manner or the differences are understood. Investors should consider the methods used to calculate performance when comparing the performance of either Fund with the performance of other investment companies or other types of investments.

         In connection with communicating its performance to current or prospective shareholders, either Fund also may compare these figures to unmanaged indices which may assume reinvestment of dividends or interest but generally do not reflect deductions for operational, administrative and management costs.

Because normally most of the Global Fund's investments are denominated in foreign currencies, the strength or weakness of the U.S. dollar against these currencies will account for part of the Global Fund's investment performance except to the extent hedged to the U.S. dollar. Historical information on the value of the dollar versus foreign currencies may be used from time to time in advertisements concerning the Global Fund. Such historical information is not indicative of future performance.

         From time to time, in advertising and marketing literature, a Fund's performance may be compared to the performance of broad groups of mutual funds with similar investment goals, as tracked by independent organizations. When these organizations' tracking results are used, a Fund will be compared to the appropriate fund category, that is, by fund objective and portfolio holdings, or to the appropriate volatility grouping, where volatility is a measure of a fund's risk.

         Evaluations of a Fund's performance made by independent sources may also be used in advertisements concerning that Fund, including reprints of, or selections from, editorials or articles about the Fund.

         Since the assets in funds are always changing, either Fund may be ranked within one asset-size class at one time and in another asset-size class at some other time. In addition, the independent organization chosen to rank a Fund in fund literature may change from time to time depending upon the basis of the independent organization's categorizations of mutual funds, changes in the Fund's investment policies and investments, the Fund's asset size and other factors deemed relevant. Footnotes in advertisements and other marketing literature will include the organization issuing the ranking, time period and asset-size class, as applicable, for the ranking in question.

                             ADDITIONAL INFORMATION

REDEMPTIONS-IN-KIND


         The Company on behalf of both Funds reserves the right, if conditions exist which make cash payments undesirable, to honor any request for redemption in excess of $250,000 during any three-month period by making payment in whole or in part in readily marketable securities chosen by the Funds and valued as they are for purposes of computing the Funds' net asset value (a redemption-in-kind). If payment is made in securities, a shareholder may incur transaction expenses in converting these securities to cash.

ANTI-MONEY LAUNDERING LAWS

         The Company is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Company may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Company may be required to transfer the account or proceeds of the account to a government agency.


OTHER INFORMATION


         The Prospectus and the Statement of Additional Information omit certain information contained in the Registration Statement which the Company has filed with the SEC under the Securities Act of 1933 and reference is hereby made to the Registration Statement for further information with respect to the Funds and the securities offered hereby. The Registration Statement is available for inspection by the public at the SEC in Washington, D.C. In addition, the SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, information incorporated by reference to this Statement of Additional Information and the Prospectus and other information regarding registrants that file electronically with the SEC.


FINANCIAL STATEMENTS


         The financial statements for the Company including the notes thereto, dated March 31, 2003 have been audited by Ernst & Young LLP, independent auditors, and are incorporated by reference in their entirety into this Statement of Additional Information from the Annual Report of the Company dated March 31, 2003.

                                   APPENDIX A

         The following is a description of the ratings given by Moody's and S&P to corporate and municipal bonds.

RATINGS OF MUNICIPAL AND CORPORATE BONDS

S&P:

         Debt rated AAA has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories. Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

         Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

         Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB-rating. Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB- rating.

         Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned and actual or implied B or B- rating. The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating. The rating C typically is applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued. The rating C1 is reserved for income bonds on which no interest is being paid. Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period had not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's:

         Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

         Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

         Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest. Bonds which are rated Ca represent obligations which are speculative to a high degree. Such issues are often in default or have other marked shortcomings. Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS.
         ---------

(a) (1) Articles of Incorporation is incorporated by reference to Exhibit 1 to Pre-Effective Amendment No. 2 to the Registration Statement ("Pre-Effective Amendment No. 2").

(a) (2) Articles Supplementary is incorporated by reference to Exhibit 1 to Post-Effective Amendment No. 1 to the Registration Statement ("Post-Effective Amendment No. 1").

(b) (1) By-Laws is incorporated by reference to Exhibit 2 to Pre-Effective Amendment No. 2.

(b) (2)   Amendment to the By-Laws is incorporated by reference to Exhibit (b)
          (2) to Post-Effective Amendment No. 12 to the Registration Statement ("Post-Effective Amendment No. 12").

(c)       Not Applicable.

(d) (1) Specimen Certificate for the Tweedy, Browne Global Value Fund is incorporated by reference to Exhibit 4 to Pre-Effective Amendment No. 2.

(d) (2) Specimen Certificate for the Tweedy, Browne American Value Fund is incorporated by reference to Exhibit 4 to Post-Effective Amendment No. 3 to the Registration Statement ("Post-Effective Amendment No. 3").

(d) (3) Advisory Agreement between Registrant and Tweedy, Browne Company LLC dated May 29, 1998 relating to the Tweedy, Browne Global Value Fund is incorporated by reference to Exhibit (d) (3) to Post-Effective Amendment No. 12.

(d) (4) Advisory Agreement between Registrant and Tweedy, Browne Company LLC dated May 29, 1998 relating to the Tweedy, Browne American Value Fund is incorporated by reference to Exhibit (d) (4) to Post-Effective Amendment No. 12.

(e) (1) Distribution Agreement between Registrant and Tweedy, Browne Company LLC dated October 9, 1997 relating to the Tweedy, Browne Global Value Fund is incorporated by reference to Exhibit 6(c) to the Registration Statement ("Post-Effective Amendment No. 8").

(e) (2) Distribution Agreement between Registrant and Tweedy, Browne Company LLC dated October 9, 1997 relating to the Tweedy, Browne American Value Fund is incorporated by reference to Exhibit 6(d) to the Registration Statement ("Post-Effective Amendment No. 8").

(f)       Not Applicable.


(g) Mutual Fund Custody and Services Agreement between Registrant and Boston Safe Deposit and Trust Company relating to the Tweedy, Browne Global Value Fund and the Tweedy, Browne American Value Fund is incorporated by reference to Exhibit (g) to Post-Effective Amendment No. 14.


(h) (1) Transfer Agent Agreement between Registrant and First Data Investor Services Group, Inc. dated May 9, 1997, relating to the Tweedy, Browne Global Value Fund and the Tweedy, Browne American Value Fund is incorporated by reference to Exhibit 9(c) to Post-Effective Amendment No. 7.


(h) (2) Amendment dated July 1, 2001 to the Transfer Agency and Services Agreement is incorporated by reference to Exhibit (h2) to Post-Effective Amendment No. 14.

(h) (3) Anti-Money Laundering and Privacy Amendment dated July 24, 2002 to the Transfer Agency and Services Agreement is incorporated by reference to Exhibit (h3) to Post-Effective Amendment No. 14.



(h) (4) Amended and Restated Administration Agreement between Registrant and The Boston Company Advisors, Inc. relating to the Tweedy, Browne Global Value Fund and the Tweedy, Browne American Value Fund dated December 8, 1993 is incorporated by reference to Exhibit 9(d) to Post-Effective Amendment No. 3.

(h) (5) Amendment No. 1 to the Amended and Restated Administration Agreement between Registrant and First Data Investor Services Group, Inc. relating to the Tweedy, Browne Global Value Fund and the Tweedy, Browne American Value Fund dated February 15, 1997 is incorporated by reference to Exhibit 9(f) to Post-Effective Amendment No. 7.


(h) (6) Amendment dated July 1, 2001 to the Amended and Restated Administration Agreement is incorporated by reference to Exhibit (h5) to Post-Effective Amendment No. 14.


(h) (7)   Code of Ethics is filed herewith.

(i) Opinion and Consent of Miles & Stockbridge is incorporated by reference to Exhibit 10 to Post-Effective Amendment No. 1.

(j)       Consent of Ernst & Young LLP, independent auditors is filed herewith.

(k)       Not Applicable.

(l)(1) Purchase Agreement dated June 2, 1993 relating to the initial capital for the Tweedy, Browne Global Value Fund is incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 3.

(l) (2) Purchase Agreement relating to the initial capital for the Tweedy, Browne American Value Fund is incorporated by reference to Exhibit 13 to Post-Effective Amendment No. 4.

(m)       None.

(n)       Not Applicable.

(o)       None.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.
         -------------------------------------------------------------

         No person is controlled by the Registrant.

ITEM 25. INDEMNIFICATION.

                  Under Registrant's Articles of Incorporation and By-Laws, as amended, the Directors and officers of Registrant will be indemnified to the fullest extent allowed and in the manner provided by Maryland law and applicable provisions of the Investment Company Act of 1940, as amended, including advancing of expenses incurred in connection therewith. Indemnification shall not be provided, however, to any officer or director against any liability to the Registrant or its security holders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

                  Article 2, Section 405.2 of the Maryland General Corporation Law provides that the Articles of Incorporation of a Maryland corporation may limit the extent to which directors or officers may be personally liable to the Corporation or its stockholders for money damages in certain instances. The Registrant's Articles of Incorporation, as amended, provide that, to the fullest extent permitted by Maryland law, as it may be amended or interpreted from time to time, no Director or officer of the Registrant shall be personally liable to the Registrant or its stockholders. The Registrant's Articles of Incorporation, as amended, also provide that no amendment of the Registrant's Articles of Incorporation, as amended, or repeal of any of its provisions shall limit or eliminate any of the benefits provided to Directors and officers in respect of any act or omission that occurred prior to such amendment or repeal.

                  The Investment Advisory Agreements and Distribution Agreements contain provisions requiring indemnification of the Registrant's investment advisor and principal underwriter by the Registrant.

                  Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended may be permitted to Directors, officers and controlling persons of the Registrant and the investment adviser and distributor pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Director, officer, or controlling person of the

Registrant and the Distributor in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such Director, officer or controlling person or the Distributor in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.
         ----------------------------------------------------

                  See "Management of the Funds" in the Prospectus regarding the business of Tweedy, Browne Company LLC (the "Investment Adviser"). The Investment Adviser also acts as the adviser for the following investment company: Tweedy, Browne Global Value Fund, Inc. The address of the Investment Adviser is 350 Park Avenue, 9th Floor, New York, New York 10022. Set forth below is a list of each Managing Director of the Investment Adviser.


  NAME                     EMPLOYMENT
Christopher H. Browne      Associated with the Investment Adviser since 1969. He is a managing director of the Investment Adviser. Mr. Browne
                           serves as a Trustee of the University of Pennsylvania and
                           sits on its Investment Committee; he is a member of The
                           Board of Trustees of The Rockefeller University. He also
                           serves on the Faculty Advisory Committee of The Kennedy
                           School at Harvard University's program in behavioral
                           finance, and is a Director of Tweedy, Browne Fund Inc. He is a frequent speaker on behavioral psychology and financial
                           decision making as it relates to international investing.
                           Mr. Browne holds a B.A. degree from the University of
                           Pennsylvania.

  William H. Browne

                           Associated with the Investment Adviser since 1978. He is a managing director of the Investment Adviser. Additionally, he is a Trustee of Colgate University. Mr. Browne holds the degrees of B.A. from Colgate University and M.B.A. from
                           Trinity College in Dublin, Ireland.

  John D. Spears

                           Associated with the Investment Adviser since 1974. He is a managing director of the Investment Adviser. Previously, he had been in the investment business for five years with
                           Berger, Kent Associates; Davic Associates; and Hornblower &
                           Weeks-Hemphill, Noyes & Co. Mr. Spears studied at the Babson
                           Institute of Business Administration, Drexel Institute of
                           Technology and the University of Pennsylvania - The Wharton
                           School.




  Thomas H. Shrager        Associated with the Investment Adviser since 1989. He is a managing director of the Investment Adviser. Previously, he worked in mergers and acquisitions at Bear Stearns, and as a consultant for Arthur D. Little. Mr. Shrager holds the
                           degrees of B.A. and M.I.A. from Columbia University.

  Robert Q. Wyckoff, Jr.   Associated with the Investment Adviser since 1991. He is a managing director of the Investment Adviser. Prior to
                           joining the Investment Adviser, he held positions with
                           Bessemer Trust, C.J. Lawrence, J&W Seligman, and Stillrock
                           Management. Mr. Wyckoff received a B.A. from Washington &
                           Lee University and a J.D. from the University of Florida
                           School of Law.

ITEM 27.       PRINCIPAL UNDERWRITERS.
               -----------------------

               (a) Tweedy, Browne Value Fund (SICAV) offshore fund series not offered to U.S. persons.

               (b)  Not Applicable.

               (c)  Not Applicable.

ITEM 28.       LOCATION OF ACCOUNTS AND RECORDS.
               ---------------------------------


All accounts, books and other documents required to be maintained by Registrant by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of the Administrator at 101 Federal Street, Boston, Massachusetts 02110 or 760 Moore Road, King of Prussia, Pennsylvania 19406 or at the offices of the Adviser at 350 Park Avenue, 9th Floor, New York, New York 10022.




ITEM 29.       MANAGEMENT SERVICES.
               --------------------

               Not Applicable.

ITEM 30.       UNDERTAKINGS.
               -------------

               Not Applicable.

                                  EXHIBIT INDEX
                                  -------------

         EXHIBIT NO.       DESCRIPTION
         -----------       -----------




         (h) (7)           Code of Ethics.


         (j)               Consent of Ernst & Young LLP, independent auditors.

                                   SIGNATURES
                                   -----------

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York on the 2nd day of June 2003.

                                                TWEEDY, BROWNE FUND INC.


                                                By:/s/ Christopher H. Browne
                                                   --------------------------
                                                   Christopher H. Browne
                                                   President

         Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 15 to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.


            Signature                             Title                                 Date
            ---------                             -----                                 ----
/s/ Christopher H. Browne                         Chairman of the Board,                June 2, 2003
----------------------------------
Christopher H. Browne                             President and Director


/s/ Robert Q. Wyckoff, Jr.                        Treasurer                             June 2, 2003
----------------------------------
Robert Q. Wyckoff, Jr.


/s/ John C. Hover II                              Director                              June 2, 2003
----------------------------------
John C. Hover II


/s/ Bruce A. Beal                                 Director                              June 2, 2003
----------------------------------
Bruce A. Beal

/s/ Richard B. Salomon                            Director                              June 2, 2003
----------------------------------
Richard B. Salomon

/s/ Anthony H. Meyer                              Director                              June 2, 2003
----------------------------------
Anthony H. Meyer

/s/ Paul F. Balser                                Director                              June 2, 2003
----------------------------------
Paul F. Balser
